                AIM EQUITY FUNDS, INC.
                     INSTITUTIONAL CLASSES

                     ANNUAL REPORT

                     OCTOBER 31, 1995

                     AIM CHARTER FUND
   [LOGO             AIM CONSTELLATION FUND
APPEARS HERE]        AIM WEINGARTEN FUND
Fund Management Company

TABLE OF CONTENTS

A MESSAGE FROM THE CHAIRMAN              1

AIM CHARTER FUND
 Important Fund Disclosures              2
 Management's Discussion & Analysis      3
 Schedule of Investments                 5
 Statement of Assets and Liabilities    16
 Statement of Operations                17
 Statement of Changes in Net Assets     18
 Notes to Financial Statements          19
 Independent Auditors' Report           23
 Directors & Officers                   24

AIM CONSTELLATION FUND
 Important Fund Disclosures             25
 Management's Discussion & Analysis     26
 Schedule of Investments                28
 Statement of Assets and Liabilities    40
 Statement of Operations                41
 Statement of Changes in Net Assets     42
 Notes to Financial Statements          43
 Independent Auditors' Report           47
 Directors & Officers                   48

AIM WEINGARTEN FUND
 Important Fund Disclosures             49
 Management's Discussion & Analysis     50
 Schedule of Investments                52
 Statement of Assets and Liabilities    62
 Statement of Operations                63
 Statement of Changes in Net Assets     64
 Notes to Financial Statements          65
 Independent Auditors' Report           69
 Directors & Officers                   70

                                                             A Message from
                                                               the Chairman

                   Dear Fellow Shareholder:

                   It was, we are pleased to report, an exemplary year for AIM
                   Equity Funds, Inc. For the year ended October 31, 1995, the
                   Funds managed to outperform their respective benchmark
   [PHOTO OF       indexes as well as results charted for similar funds. As a
CHARLES T. BAUER   result, the Funds' performance was widely recognized in such
CHAIRMAN OF THE    publications as: The Wall Street Journal, Investor's Business
BOARD OF THE FUND  Daily, Barron's, and Kiplinger's Personal Finance Magazine.
  APPEARS HERE]
                     A more complete discussion of market conditions during the reporting period and each Fund's investment strategy is
offered in MANAGEMENT'S DISCUSSION & ANALYSIS sections later in this report. For the record, key indexes posted the following one-year total returns for the reporting period: the Dow Jones Industrial Average and the Standard & Poor's 500, two major market averages, 24.92% and 26.36%, respectively; and the NASDAQ Composite and the Russell 2000, two measures of small company stock performance, 33.26% and 18.35%, respectively.

AIM CHARTER FUND

AIM Charter Fund, which invests for growth and income, delivered a strong total return of 27.45% for the Institutional Class of shares, including reinvested distributions of $0.565, for the fiscal year. The Fund not only outperformed the S&P 500, but also the 19.96% total return posted for the same period by similar growth and income funds as measured by the Lipper Growth and Income Fund Index. The Fund's net assets grew during the period from $1.60 billion to $2.07 billion.

AIM CONSTELLATION FUND

AIM Constellation Fund, which invests in mid-size and smaller companies, delivered an outstanding total return of 34.09% for the Institutional Class for the fiscal year, exceeding the 33.26% posted by the NASDAQ Composite Index, the best-performing market index for the period. In addition to outperforming the major market indexes, the S&P 500 and the DJIA, the Fund also outpaced the Standard & Poor's 400 Mid-Cap Index, which posted a total return of 21.18% for the reporting period. The Fund experienced impressive growth in net assets during the reporting period--from $3.77 billion to $7.14 billion.

AIM WEINGARTEN FUND

With a total return for the Institutional Class of 28.69%, including reinvested distributions of $1.905, AIM Weingarten Fund decisively outperformed the major market indexes in the fiscal year ended October 31, 1995. The Fund, which invests in large-capitalization companies, also surpassed the 23.98% gain posted by similar growth funds, as measured by the Lipper Growth Index. As a result of the Fund's strong market showing during the reporting period, its net assets climbed from $4.01 billion to $4.66 billion.

It has, indeed, been a memorable year for AIM Equity Funds, Inc. and AIM overall. Since January, AIM's assets under management have grown from approximately $27 billion to more than $40 billion, and we now serve more than 2 million shareholders.

  It is our hope that you continue to rely on the Institutional Classes of AIM Equity Funds, Inc. to help build your financial future. As always, we are ready to respond to your questions or comments about this report. Please call Client Services at 800-659-1005 during normal business hours.

Respectfully submitted,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

   Important
Fund Disclosures

AIM CHARTER FUND
For shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

* AIM Charter Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
*   One-year performance includes reinvested distributions of $0.565 per share.
* The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
*   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

* Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Growth and Income Fund Index represents an average of the performance of the 30 largest growth and income mutual funds.
* Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks. The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
* An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
For Periods ended October 31, 1995

1 Year                            27.45%
3 Years                           13.59
Inception (7/30/91)               11.87

                 AIM Charter Fund          Lipper Growth
 Date         (Institutional Class)        & Income Index            S&P 500
------        --------------------        --------------            -------
7/30/91             10,000                   10,000                  10,000
10/91               10,512                   10,316                  10,231
10/92               10,988                   11,234                  11,247
10/93               12,898                   13,424                  12,921
10/94               12,637                   13,848                  13,421
10/95               16,105                   16,612                  16,959

                  Past performance is no guarantee of comparable future results.

                                 C H A R T E R

                                                                Management's
                                                           Discussion & Analysis

FINANCIAL AND TECHNOLOGY STOCKS PROPEL
MARKETS TO RECORD LEVELS


   ------------------

   . . .a diversified

      portfolio of

     defensive and

     economically

    sensitive stocks

        and its

    earnings-driven

    philosophy were

      key factors

     in the Fund's

       success . .

   ------------------

---------------------------------------------
              PORTFOLIO COMPOSITION

45%   DEFENSIVE (FINANCIALS, HEALTH CARE,
      UTILITIES, NON-DURABLES, "BABY BELLS")

25%   CYCLICALS (AEROSPACE, CHEMICALS,
      CAPITAL GOODS, RETAIL)

30%   TECHNOLOGY (SEMICONDUCTORS, ELECTRONIC
      COMPONENTS/MISC.)

---------------------------------------------

Healthy corporate profits exceeded analysts' expectations and propelled stocks through record highs in 1995. The strength was broad-based, resuscitating large-capitalization stocks, which had been out of favor for three years. The popular DJIA sailed past 4000 on February 23, 1995, and then topped 5000 on November 21, 1995.
  Spearheaded by the powerful technology stock advance, the broader NASDAQ overtook its large-cap cousins in June of 1995 to finish the reporting period well ahead of the pack.
  The stars of the technology group were inarguably the semiconductor stocks. As of June 30, 1995, semiconductor stocks were up an astonishing 94% in just six months, according to Barron's. Other technology sectors were also strong, such as aerospace and defense, software, and industrial technology companies. Also strong were beneficiaries of stable interest rates such as banks and thrifts, and consumer cyclical stocks in airlines, leisure and recreation companies, and restaurants.
  In September and October, the market took a well-deserved respite as concern surfaced that third-quarter 1995 earnings reports, particularly in the technology group, would fall below expectations. Some earnings disappointment in such big names as Intel, Microsoft, Nokia, and IBM, among others, initiated profit-taking, which temporarily suspended the market's advance. Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, with 14% on target, and 31% below expectations. These results compared favorably with second-quarter reports, of which 57% exceeded expectations and 30% were below target.
  With investor confidence renewed, at least for the near term, the market gathered strength for its next advance. Focus turned from corporate earnings to the growing gridlock in Congress over the proposals to balance the burgeoning budget. The Federal Reserve Board declined to implement its much-anticipated interest rate cut pending some positive resolution to the budget debate.

YOUR INVESTMENT PORTFOLIO
AIM Charter Fund's balanced approach in developing a diversified portfolio of defensive and economically sensitive stocks and its earnings-driven philosophy were key factors in the Fund's success during the reporting period.
  Staying within its growth-and-income focus, the Fund made a strategic decision to add a small number of attractive non-dividend-paying stocks in the technology, financial, health care and consumer cyclical sectors. This strategy was partly in response to the fact that dividend yields on many common stocks have been at historically low levels and that the Fund was able to supplement the income stream through its investments in convertible securities.
  Noncyclical stocks, those less subject to fluctuation with the business cycle such as financials, health care and non-durables, composed approximately 45% of the Fund's holdings. Among these were regional Bell operating companies, often called the Baby Bells; a number of solid utilities, including Duke Power and FPL Group; and selected medical and pharmaceutical industry stocks. The Fund's holdings in the financial sector, including

                    See important Fund disclosure on page 2.

                                 C H A R T E R

-------------------------------------------------------

Top 10 Holdings (Excluding U.S. Treasuries)*

(as of 10/31/95)

 1.   PHILIP MORRIS COMPANIES, INC.
 2.   TEXAS INSTRUMENTS, INC.
 3.   XEROX CORP.
 4.   PFIZER INC.
 5.   JOHNSON & JOHNSON
 6.   A T & T CORP.
 7.   MICRON TECHNOLOGY INC.
 8.   COMPUTER ASSOCIATES INTERNATIONAL, INC.
 9.   PEPSICO INC.
 10.  APPLIED MATERIALS, INC.

*may include equities, bonds, and convertible bonds.

-------------------------------------------------------

insurance firms and brokerage houses such as Merrill Lynch and Morgan Stanley, have benefited from 1995's relatively stable interest-rate environment.
  Technology stocks, which compose approximately 30% of the portfolio, made a major contribution to AIM Charter Fund's sterling performance. A number of the Fund's technology holdings are in convertible bonds, which contribute to the Fund's income component while permitting it to participate in this sector's robust growth. Portfolio holdings include such well-known companies as Texas Instruments and Hewlett Packard.
  The remaining 25% of the Fund's portfolio focused on cyclical industries such as aerospace, capital goods and retailers. Recent additions to the portfolio include Liz Claiborne and Baby Superstore Inc., which recently reported surprisingly strong earnings.
  In addition, the Fund also profited from a number of special situations resulting from the surge in merger and acquisition activity. For example, the Fund had owned stock of both Chase and Chemical when the mega-merger of those two banks was announced. It held Clark Equipment stock when that firm was purchased by Ingersoll Rand. The Fund also held AT&T common stock at the time that corporate giant announced its reorganization.
  As of October 31, 1995, the Fund's portfolio comprised 201 securities. Of course, the portfolio's composition is subject to change, and there is no guarantee the Fund will continue to hold these same securities.

OUTLOOK FOR THE FUTURE
At this writing, the market has surpassed the Dow 5000 level. Yet many analysts maintain that this aging bull market--the Dow has gone a record 61 months without experiencing a 10% correction--may have plenty of steam left. Barron's recently reported analysts' estimates that projected the Dow well past 5500 during the coming year.
  Of course, a significant complement of market strategists also believe a correction is due.
  Rather than make any projections of future market performance, AIM remains committed to its disciplined investment strategy, which helps us determine, on a company-by-company basis, which stocks to own and which to sell--without the guesswork of market timing.

                   See important Fund disclosure on page 2.

                                 C H A R T E R

                                                 Financials

SCHEDULE OF INVESTMENTS

October 31, 1995

 SHARES                                                 MARKET VALUE

             COMMON STOCKS - 75.72%

             ADVERTISING/BROADCASTING - 0.37%

     120,000 Omnicom Group, Inc.                       $    7,665,000
---------------------------------------------------------------------

             AEROSPACE/DEFENSE - 1.71%

     240,000 Boeing Co. (The)                              15,750,000
---------------------------------------------------------------------
     160,000 Rockwell International Corp.                   7,120,000
---------------------------------------------------------------------
     140,000 United Technologies Corp.                     12,425,000
---------------------------------------------------------------------
                                                           35,295,000
---------------------------------------------------------------------

             APPLIANCES - 0.47%

     240,000 Newell Co.                                     5,790,000
---------------------------------------------------------------------
      84,300 Premark International, Inc.                    3,898,875
---------------------------------------------------------------------
                                                            9,688,875
---------------------------------------------------------------------

             AUTOMOBILE (MANUFACTURERS) - 1.03%

     280,000 Chrysler Corp.                                14,455,000
---------------------------------------------------------------------
     240,000 Ford Motor Co.                                 6,900,000
---------------------------------------------------------------------
                                                           21,355,000
---------------------------------------------------------------------

             AUTOMOBILE/TRUCKS PARTS & TIRES - 0.24%

     140,000 Echlin Inc.                                    5,005,000
---------------------------------------------------------------------

             BANKING - 0.34%

     240,000 Norwest Corp.                                  7,080,000
---------------------------------------------------------------------

             BANKING (MONEY CENTER) - 1.57%

     180,000 BankAmerica Corp.                             10,350,000
---------------------------------------------------------------------
     160,000 Chemical Banking Corp.                         9,100,000
---------------------------------------------------------------------
     200,000 Citicorp                                      12,975,000
---------------------------------------------------------------------
                                                           32,425,000
---------------------------------------------------------------------

             BEVERAGES - 1.28%

     500,000 PepsiCo Inc.                                  26,375,000
---------------------------------------------------------------------

             BUILDING MATERIALS - 0.87%

     200,000 Black & Decker Corp. (The)                     6,775,000
---------------------------------------------------------------------
     400,000 Masco Corp.                                   11,250,000
---------------------------------------------------------------------
                                                           18,025,000
---------------------------------------------------------------------

             BUSINESS SERVICES - 1.28%

     160,000 Diebold, Inc.                                  8,480,000
---------------------------------------------------------------------
     320,000 Equifax, Inc.                                 12,480,000
---------------------------------------------------------------------
     200,000 Manpower Inc.                                  5,425,000
---------------------------------------------------------------------
                                                           26,385,000
---------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                 MARKET VALUE

             CHEMICALS - 0.87%

     140,000 Dow Chemical Co.                          $    9,607,500
---------------------------------------------------------------------
     140,000 Eastman Chemical Co.                           8,330,000
---------------------------------------------------------------------
                                                           17,937,500
---------------------------------------------------------------------

             CHEMICALS (SPECIALTY) - 1.01%

     200,000 Grace (W.R.) & Co.                            11,150,000
---------------------------------------------------------------------
     140,000 IMC Global, Inc.                               9,800,000
---------------------------------------------------------------------
                                                           20,950,000
---------------------------------------------------------------------

             COMPUTER MAINFRAMES - 0.94%

     200,000 International Business Machines Corp.         19,450,000
---------------------------------------------------------------------

             COMPUTER MINI/PCS - 2.22%

     200,000 COMPAQ Computer Corp.(a)                      11,150,000
---------------------------------------------------------------------
     240,000 Dell Computer Corp.(a)                        11,190,000
---------------------------------------------------------------------
     120,000 Hewlett Packard Co.                           11,115,000
---------------------------------------------------------------------
     160,000 Sun Microsystems, Inc.(a)                     12,480,000
---------------------------------------------------------------------
                                                           45,935,000
---------------------------------------------------------------------

             COMPUTER NETWORKING - 1.20%

     120,000 Cabletron Systems, Inc.(a)                     9,435,000
---------------------------------------------------------------------
     120,000 Cisco Systems, Inc.(a)                         9,300,000
---------------------------------------------------------------------
     320,000 ECI Telecommunications Ltd.                    6,080,000
---------------------------------------------------------------------
                                                           24,815,000
---------------------------------------------------------------------

             COMPUTER PERIPHERALS - 0.85%

     240,000 Adaptec, Inc.(a)                              10,680,000
---------------------------------------------------------------------
     200,000 Read-Rite Corp.(a)                             6,975,000
---------------------------------------------------------------------
                                                           17,655,000
---------------------------------------------------------------------

             COMPUTER SOFTWARE/SERVICES - 1.94%

     240,000 BMC Software, Inc.(a)                          8,550,000
---------------------------------------------------------------------
     500,000 Computer Associates International, Inc.       27,500,000
---------------------------------------------------------------------
     200,000 NetManage, Inc.(a)                             4,075,000
---------------------------------------------------------------------
                                                           40,125,000
---------------------------------------------------------------------

             CONGLOMERATES - 0.37%

     180,000 Allied-Signal Inc.                             7,650,000
---------------------------------------------------------------------

             CONSUMER NON-DURABLES - 0.30%

     120,000 Duracell International, Inc.                   6,285,000
---------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                      MARKET VALUE
             COSMETICS & TOILETRIES - 1.52%

     120,000 Gillette Co. (The)                             $    5,805,000
--------------------------------------------------------------------------
     240,000 Procter & Gamble Co.                               19,440,000
--------------------------------------------------------------------------
     140,000 Tambrands Inc.                                      6,265,000
--------------------------------------------------------------------------
                                                                31,510,000
--------------------------------------------------------------------------

             ELECTRIC POWER - 2.28%

     200,000 Baltimore Gas & Electric Co.                        5,350,000
--------------------------------------------------------------------------
     160,000 Carolina Power & Light Co.                          5,240,000
--------------------------------------------------------------------------
     120,000 Duke Power Co.                                      5,370,000
--------------------------------------------------------------------------
     160,000 FPL Group, Inc.                                     6,700,000
--------------------------------------------------------------------------
     240,000 General Public Utilities Corp.                      7,500,000
--------------------------------------------------------------------------
     120,000 Houston Industries, Inc.                            5,565,000
--------------------------------------------------------------------------
     120,000 Northern States Power Co.                           5,670,000
--------------------------------------------------------------------------
     240,000 Southern Co.                                        5,730,000
--------------------------------------------------------------------------
                                                                47,125,000
--------------------------------------------------------------------------

             ELECTRONIC COMPONENTS/MISCELLANEOUS - 3.03%

     320,000 AMP Inc.                                           12,560,000
--------------------------------------------------------------------------
     160,000 General Electric Co.                               10,120,000
--------------------------------------------------------------------------
     120,000 Honeywell, Inc.                                     5,040,000
--------------------------------------------------------------------------
     200,000 Parker-Hannifin Corp.                               6,750,000
--------------------------------------------------------------------------
     240,000 Philips Electronics N.V.-New York Shares-ADR        9,270,000
--------------------------------------------------------------------------
     160,000 Tektronix, Inc.                                     9,480,000
--------------------------------------------------------------------------
     280,000 Teradyne, Inc.(a)                                   9,345,000
--------------------------------------------------------------------------
                                                                62,565,000
--------------------------------------------------------------------------

             ELECTRONIC/DEFENSE - 0.82%

     240,000 Loral Corp.                                         7,110,000
--------------------------------------------------------------------------
     160,000 Sundstrand Corp.                                    9,800,000
--------------------------------------------------------------------------
                                                                16,910,000
--------------------------------------------------------------------------

             ELECTRONIC/PC DISTRIBUTORS - 1.37%

     200,756 Arrow Electronics, Inc.(a)                         10,188,367
--------------------------------------------------------------------------
     240,000 Avnet, Inc.                                        12,090,000
--------------------------------------------------------------------------
     140,000 Wyle Electronics                                    5,967,500
--------------------------------------------------------------------------
                                                                28,245,867
--------------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                 MARKET VALUE

             FINANCE (ASSET MANAGEMENT) - 1.26%

     280,000 Merrill Lynch & Co., Inc.                 $   15,540,000
---------------------------------------------------------------------
     120,000 Morgan Stanley Group, Inc.                    10,440,000
---------------------------------------------------------------------
                                                           25,980,000
---------------------------------------------------------------------

             FINANCE (CONSUMER CREDIT) - 4.27%

     240,000 American Express Co.                           9,750,000
---------------------------------------------------------------------
     400,000 Countrywide Credit Industries, Inc.            8,850,000
---------------------------------------------------------------------
     160,000 Federal Home Loan Corp.                       11,080,000
---------------------------------------------------------------------
     140,000 Federal National Mortgage Association         14,682,500
---------------------------------------------------------------------
     126,100 Firstar Corp.                                  4,460,788
---------------------------------------------------------------------
     300,000 Green Tree Financial Corp.                     7,987,500
---------------------------------------------------------------------
     240,000 Household International, Inc.                 13,500,000
---------------------------------------------------------------------
     320,000 MBNA Corp.                                    11,800,000
---------------------------------------------------------------------
     320,000 Mercury Finance Co.                            6,160,000
---------------------------------------------------------------------
                                                           88,270,788
---------------------------------------------------------------------

             FINANCE (SAVINGS & LOAN) - 0.31%

     240,000 Greenpoint Financial Corp.                     6,480,000
---------------------------------------------------------------------

             FOOD/PROCESSING - 0.68%

     220,000 Nabisco Holdings Corp.                         5,912,500
---------------------------------------------------------------------
     240,000 Quaker Oats Co.                                8,190,000
---------------------------------------------------------------------
                                                           14,102,500
---------------------------------------------------------------------

             HOMEBUILDING - 0.25%

     160,000 Centex Corp.                                   5,240,000
---------------------------------------------------------------------

             HOTELS/MOTELS - 0.25%

     140,000 Marriott International, Inc.                   5,162,500
---------------------------------------------------------------------

             INSURANCE (MULTI-LINE PROPERTY) - 2.57%

     220,000 Aetna Life & Casualty Co.                     15,482,500
---------------------------------------------------------------------
     320,000 Allstate Financial Corp.                      11,760,000
---------------------------------------------------------------------
     160,000 CIGNA Corp.                                   15,860,000
---------------------------------------------------------------------
     200,000 Travelers Group, Inc.                         10,100,000
---------------------------------------------------------------------
                                                           53,202,500
---------------------------------------------------------------------

             LEISURE & RECREATION - 0.36%

     320,000 Carnival Corp.                                 7,440,000
---------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                      MARKET VALUE

             MACHINERY (HEAVY) - 0.96%

     140,000 Case Corp.                                     $    5,337,500
--------------------------------------------------------------------------
     260,000 Caterpillar Inc.                                   14,592,500
--------------------------------------------------------------------------
                                                                19,930,000
--------------------------------------------------------------------------

             MEDICAL (DRUGS) - 8.16%

     240,000 American Home Products Corp.                       21,270,000
--------------------------------------------------------------------------
     240,000 Glaxo Wellcome PLC-ADR                              6,510,000
--------------------------------------------------------------------------
     400,000 Johnson & Johnson                                  32,600,000
--------------------------------------------------------------------------
     160,000 Lilly (Eli) & Co.                                  15,460,000
--------------------------------------------------------------------------
     600,000 Pfizer Inc.                                        34,425,000
--------------------------------------------------------------------------
     120,000 Rhone-Poulenc Rorer, Inc.                           5,655,000
--------------------------------------------------------------------------
     400,000 Schering-Plough Corp.                              21,450,000
--------------------------------------------------------------------------
     300,000 SmithKline Beecham PLC-ADR                         15,562,500
--------------------------------------------------------------------------
     400,000 Teva Pharmaceuticals Industries Ltd.-ADR           15,700,000
--------------------------------------------------------------------------
                                                               168,632,500
--------------------------------------------------------------------------

             MEDICAL (PATIENT SERVICES) - 1.33%

     200,000 Columbia/HCA Healthcare Corp.                       9,825,000
--------------------------------------------------------------------------
     200,000 Horizon/CMS Healthcare Corp.(a)                     4,050,000
--------------------------------------------------------------------------
     200,000 Integrated Health Services, Inc.                    4,575,000
--------------------------------------------------------------------------
     160,000 U.S. Healthcare Corp.                               6,160,000
--------------------------------------------------------------------------
     100,846 Vencor, Inc.(a)                                     2,798,477
--------------------------------------------------------------------------
                                                                27,408,477
--------------------------------------------------------------------------

             MEDICAL INSTRUMENTS/PRODUCTS - 0.10%

     100,000 De Rigo S.p.A.-ADR(a)                               2,062,500
--------------------------------------------------------------------------

             METALS (MISCELLANEOUS) - 0.54%

     220,000 Aluminum Co. of America                            11,220,000
--------------------------------------------------------------------------

             NATURAL GAS PIPELINE - 0.67%

     360,000 Williams Companies, Inc.                           13,905,000
--------------------------------------------------------------------------

             OFFICE AUTOMATION - 2.01%

     320,000 Xerox Corp.                                        41,520,000
--------------------------------------------------------------------------

             OIL & GAS (EXPLORATION & PRODUCTION) - 0.21%

     240,000 USX-Marathon Group                                  4,260,000
--------------------------------------------------------------------------

             OIL & GAS SERVICES - 0.52%

     500,000 Occidental Petroleum Corp.                         10,750,000
--------------------------------------------------------------------------

             OIL EQUIPMENT & SUPPLIES - 0.32%

     160,000 Halliburton Co.                                     6,640,000
--------------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                               MARKET VALUE

             PAPER & FOREST PRODUCTS - 1.58%

     240,000 Albany International Corp.-Class A      $    4,980,000
-------------------------------------------------------------------
     140,000 Champion International Corp.                 7,490,000
-------------------------------------------------------------------
     120,000 Kimberly-Clark Corp.                         8,715,000
-------------------------------------------------------------------
     200,000 Mead Corp. (The)                            11,525,000
-------------------------------------------------------------------
                                                         32,710,000
-------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUSTS - 0.24%

     200,000 Patriot American Hospitality, Inc.(a)        4,875,000
-------------------------------------------------------------------

             RESTAURANTS - 0.55%

     200,000 Outback Steakhouse, Inc.(a)                  6,275,000
-------------------------------------------------------------------
     260,000 Wendy's International, Inc.                  5,167,500
-------------------------------------------------------------------
                                                         11,442,500
-------------------------------------------------------------------

             RETAIL (FOOD & DRUG) - 0.55%

     240,000 Safeway Inc.(a)                             11,340,000
-------------------------------------------------------------------

             RETAIL (STORES) - 2.77%

     120,000 Circuit City Stores, Inc.                    4,005,000
-------------------------------------------------------------------
     160,000 Gap, Inc. (The)                              6,300,000
-------------------------------------------------------------------
   1,200,000 Intimate Brands, Inc.(a)                    20,100,000
-------------------------------------------------------------------
     400,000 Limited (The), Inc.                          7,350,000
-------------------------------------------------------------------
      98,600 Pep Boys - Manny, Moe & Jack                 2,156,875
-------------------------------------------------------------------
     300,000 Sears, Roebuck & Co.                        10,200,000
-------------------------------------------------------------------
     200,000 Shopko Stores, Inc.                          2,150,000
-------------------------------------------------------------------
     100,000 Tandy Corp.                                  4,937,500
-------------------------------------------------------------------
                                                         57,199,375
-------------------------------------------------------------------

             SCIENTIFIC INSTRUMENTS - 0.60%

     240,000 Varian Associates, Inc.                     12,330,000
-------------------------------------------------------------------

             SEMICONDUCTORS - 7.22%

     200,000 Analog Devices, Inc.(a)                      7,225,000
-------------------------------------------------------------------
     500,000 Applied Materials, Inc.(a)                  25,062,500
-------------------------------------------------------------------
     240,000 Intel Corp.                                 16,770,000
-------------------------------------------------------------------
     400,000 Micron Technology Inc.                      28,250,000
-------------------------------------------------------------------
     200,000 National Semiconductor Corp.(a)              4,875,000
-------------------------------------------------------------------
     900,000 Texas Instruments, Inc.                     61,425,000
-------------------------------------------------------------------
     240,000 VLSI Technology, Inc.(a)                     5,640,000
-------------------------------------------------------------------
                                                        149,247,500
-------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                           MARKET VALUE

             TELECOMMUNICATIONS - 3.03%

     500,000 A T & T Corp.                                       $   32,000,000
-------------------------------------------------------------------------------
     300,000 DSC Communications Corp.(a)                             11,100,000
-------------------------------------------------------------------------------
     100,000 Nokia Corp.-Class A-ADR                                  5,575,000
-------------------------------------------------------------------------------
     400,000 Telefonaktiebolaget L.M. Ericsson-ADR                    8,543,760
-------------------------------------------------------------------------------
     160,000 Tellabs, Inc.(a)                                         5,440,000
-------------------------------------------------------------------------------
                                                                     62,658,760
-------------------------------------------------------------------------------

             TELEPHONE - 2.74%

     200,000 Ameritech Corp.                                         10,800,000
-------------------------------------------------------------------------------
     160,000 BellSouth Corp.                                         12,240,000
-------------------------------------------------------------------------------
     200,000 Cincinnati Bell, Inc.                                    5,875,000
-------------------------------------------------------------------------------
     320,000 GTE Corp.                                               13,200,000
-------------------------------------------------------------------------------
     260,000 SBC Communications, Inc.                                14,527,500
-------------------------------------------------------------------------------
                                                                     56,642,500
-------------------------------------------------------------------------------

             TEXTILES - 0.28%

     205,500 Liz Claiborne, Inc.                                      5,831,061
-------------------------------------------------------------------------------

             TOBACCO - 3.51%

     800,000 Philip Morris Companies Inc.                            67,600,000
-------------------------------------------------------------------------------
     160,000 RJR Nabisco Holdings Corp.                               4,920,000
-------------------------------------------------------------------------------
                                                                     72,520,000
-------------------------------------------------------------------------------
               Total Common Stocks                                1,565,460,703
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT

             CONVERTIBLE CORPORATE BONDS - 11.33%

             AUTOMOBILE/TRUCKS PARTS & TIRES - 0.49%

 $10,000,000 Magna International Inc., Conv. Sub. Deb., 5.00%,
              10/15/02                                               10,150,000
-------------------------------------------------------------------------------

             BUSINESS SERVICES - 0.42%

   4,000,000 Career Horizons Inc., Conv. Bonds, 7.00%,
              11/01/02(b)
              (Acquired 10/16/95-10/27/95; cost $4,015,000)           4,060,000
-------------------------------------------------------------------------------
   4,000,000 Olsten Corp., Conv. Sub. Deb., 4.875%, 05/15/03          4,692,000
-------------------------------------------------------------------------------
                                                                      8,752,000
-------------------------------------------------------------------------------

             CHEMICALS - 0.26%

   6,000,000 Sandoz Capital BVI Ltd., Sr. Conv. Deb., 2.00%,
              10/06/02(b)
              (Acquired 09/28/95; cost $4,947,600)                    5,310,000
-------------------------------------------------------------------------------

                                 C H A R T E R


 PRINCIPAL
 AMOUNT                                                           MARKET VALUE

             COMPUTER NETWORKING - 0.75%

 $ 8,000,000 Bay Networks Inc., Conv. Sub. Deb., 5.25%,
              05/15/03(b)
              (Acquired 09/26/95-10/02/95; cost $8,407,500)      $    9,020,000
-------------------------------------------------------------------------------
   4,000,000 3Com Corp., Conv. Sub. Notes, 10.25%, 11/10/01(b)
              (Acquired 11/08/94; cost $4,000,000)                    6,410,000
-------------------------------------------------------------------------------
                                                                     15,430,000
-------------------------------------------------------------------------------

             COMPUTER PERIPHERALS - 1.03%

  10,000,000 EMC Corp., Conv. Sub. Notes, 4.25%, 01/01/01            10,000,000
-------------------------------------------------------------------------------
   5,000,000 Sanmina Corp., Conv. Sub. Notes, 5.50%,
              08/15/02(b)
              (Acquired 08/10/95-09/22/95; cost $5,064,375)           5,750,000
-------------------------------------------------------------------------------
   5,000,000 Seagate Technology Inc., Conv. Sub. Deb., 6.75%,
              05/01/12                                                5,625,000
-------------------------------------------------------------------------------
                                                                     21,375,000
-------------------------------------------------------------------------------

             COMPUTER SOFTWARE/SERVICES - 1.83%

  20,000,000 Silicon Graphics Inc., Sr. Conv. Sub. Deb.,
              4.15%, 11/02/13(b)(c)
              (Acquired 10/26/93-09/22/95; cost $9,835,480)          11,143,000
-------------------------------------------------------------------------------
  20,000,000 SoftKey International Inc., Conv. Notes, 5.50%,
              11/01/00(b)
              (Acquired 10/17/95-10/30/95; cost $19,788,820)         16,900,000
-------------------------------------------------------------------------------
   6,000,000 Sterling Software Inc., Conv. Sub. Deb., 5.75%,
              02/01/03                                                9,882,000
-------------------------------------------------------------------------------
                                                                     37,925,000
-------------------------------------------------------------------------------

             ELECTRONIC COMPONENTS/MISCELLANEOUS - 0.79%

   4,000,000 Checkpoint Systems Inc., Conv. Sub. Deb., 5.25%,
              11/01/05(b)
              (Acquired 10/17/95-10/27/95; cost $4,005,625)           4,060,000
-------------------------------------------------------------------------------
   5,000,000 Dovatron International, Inc., Conv. Sub. Notes,
              6.00%, 10/15/02(b)
              (Acquired 10/06/95-10/09/95; cost $5,108,750)           5,137,500
-------------------------------------------------------------------------------
   7,500,000 Integrated Device Technology, Inc., Conv. Sub.
              Notes, 5.50%, 06/01/02                                  7,162,500
-------------------------------------------------------------------------------
                                                                     16,360,000
-------------------------------------------------------------------------------

             MACHINERY (MISCELLANEOUS) - 0.42%

   4,000,000 Thermo Electron Corp., Sr. Conv. Deb., 4.625%,
              08/01/97(b)
              (Acquired 09/28/94; cost $5,779,440)                    8,653,000
-------------------------------------------------------------------------------

             MEDICAL (DRUGS) - 0.78%

  10,000,000 ICN Pharmaceuticals Inc., Conv. Sub. Notes,
              8.50%, 11/15/99                                        11,183,000
-------------------------------------------------------------------------------
   5,000,000 Ivax Corp., Conv. Deb., 6.50%, 11/15/01(b)
              (Acquired 10/19/95-10/20/95; cost $5,095,000)           4,912,500
-------------------------------------------------------------------------------
                                                                     16,095,500
-------------------------------------------------------------------------------

                                 C H A R T E R


 PRINCIPAL
 AMOUNT                                                           MARKET VALUE


             MEDICAL (PATIENT SERVICES) - 1.15%

 $ 4,000,000 Genesis Health Ventures, Sr. Conv. Sub. Deb.,
              6.00%, 11/30/03                                    $    5,300,000
-------------------------------------------------------------------------------
   5,000,000 Healthsouth Rehabilitation Corp., Conv. Sub.
              Deb., 5.00%, 04/01/01                                   7,446,750
-------------------------------------------------------------------------------
   6,000,000 Integrated Health Services Inc., Conv. Sub. Deb.,
              6.00%, 01/01/03                                         5,698,800
-------------------------------------------------------------------------------
   5,000,000 Prime Hospitality Corp., Conv. Sub. Notes, 7.00%,
              04/15/02                                                5,275,000
-------------------------------------------------------------------------------
                                                                     23,720,550
-------------------------------------------------------------------------------

             OFFICE AUTOMATION - 0.26%

   4,000,000 Danka Business Systems, Conv. Sub. Deb., 6.75%,
              04/01/02(b)
              (Acquired 03/06/95; cost $4,000,000)                    5,280,000
-------------------------------------------------------------------------------

             RETAIL (STORES) - 0.72%

   5,000,000 Baby Superstore Inc., Conv. Sub. Notes, 4.875%,
              10/01/00                                                5,187,500
-------------------------------------------------------------------------------
  10,000,000 Federated Department Stores, Conv. Notes, 5.00%,
              10/01/03                                                9,800,000
-------------------------------------------------------------------------------
                                                                     14,987,500
-------------------------------------------------------------------------------

             SEMICONDUCTORS - 2.43%

   8,000,000 Altera Corp., Conv. Sub. Notes, 5.75%,
              06/15/02(b)
              (Acquired 06/16/95-10/05/95; cost $8,851,250)          10,780,000
-------------------------------------------------------------------------------
   2,000,000 LAM Research Corp., Conv. Sub. Deb., 6.00%,
              05/01/03                                                4,905,000
-------------------------------------------------------------------------------
   2,500,000 LSI Logic Corp., Conv. Sub. Notes, 5.50%,
              03/15/01(b)
              (Acquired 03/30/94-10/11/95; cost $7,170,340)           9,737,500
-------------------------------------------------------------------------------
  20,000,000 Motorola Inc., Sub. Liquid Yield Option Notes,
              2.25%, 09/27/13(c)                                     16,400,000
-------------------------------------------------------------------------------
  10,000,000 Solectron Corp., Conv. Liquid Yield Option Notes,
              7.00%, 05/05/12(c)                                      8,400,000
-------------------------------------------------------------------------------
                                                                     50,222,500
-------------------------------------------------------------------------------
               Total Convertible Corporate Bonds                    234,261,050
-------------------------------------------------------------------------------

 SHARES

             CONVERTIBLE PREFERRED STOCKS - 6.97%

             AUTOMOBILE (MANUFACTURERS) - 0.52%

     160,000 General Motors Corp.-Class C, $3.25 Dep. Conv.
              Pfd.                                                   10,720,000
-------------------------------------------------------------------------------

             BANKING (MONEY CENTER) - 0.52%

      60,000 Citicorp-$5.375 Dep. Conv. Pfd.                         10,671,780
-------------------------------------------------------------------------------

             COMPUTER SOFTWARE/SERVICES - 0.56%

     120,000 Ceridian Corp.-$2.75 Conv. Pfd.                         11,700,000
-------------------------------------------------------------------------------

             FINANCE (ASSET MANAGEMENT) - 0.79%

     150,000 American General Delaware-Series A, $3.00 Conv.
              Pfd.                                                    7,762,500
-------------------------------------------------------------------------------
     160,000 United Companies Finance LP-$2.97 Conv. Pfd.
              PRIDES                                                  8,560,000
-------------------------------------------------------------------------------
                                                                     16,322,500
-------------------------------------------------------------------------------

                                 C H A R T E R

 SHARES                                                           MARKET VALUE

             FINANCE (CONSUMER CREDIT) - 0.88%

     200,000 First USA-$1.9922 Conv. Pfd.                        $    8,300,000
-------------------------------------------------------------------------------
     160,000 SunAmerica Inc.-Series E, $3.10 Dep. Conv. Pfd.          9,920,000
-------------------------------------------------------------------------------
                                                                     18,220,000
-------------------------------------------------------------------------------

             FUNERAL SERVICES - 0.85%

     250,000 SCI Financial LLC-Series A, $3.125 Conv. Pfd.           17,625,000
-------------------------------------------------------------------------------

             INSURANCE (MULTI-LINE PROPERTY) - 0.21%

     100,000 Allstate Inc.-$2.30 Conv. Pfd.                           4,350,000
-------------------------------------------------------------------------------

             LEISURE & RECREATION - 0.21%

     400,000 Bally Entertainment Corp.-$0.89 Conv. Pfd. PRIDES        4,450,000
-------------------------------------------------------------------------------

             OFFICE PRODUCTS - 0.33%

      80,000 Alco Standard Corp.-Series BB, $5.04 Dep. Conv.
              Pfd. ACES                                               6,840,000
-------------------------------------------------------------------------------

             PAPER & FOREST PRODUCTS - 0.29%

     160,000 Bowater Inc.-Series B, $1.645 Dep. Conv. Pfd.
              PRIDES                                                  6,000,000
-------------------------------------------------------------------------------

             POLLUTION CONTROL - 0.13%

      80,000 Browning-Ferris Industries-$2.5828 Conv. Pfd.
              ACES                                                    2,630,000
-------------------------------------------------------------------------------

             PUBLISHING - 0.31%

     200,000 Time Warner Financing-$1.24 Conv. Pfd. PERCS             6,400,000
-------------------------------------------------------------------------------

             RETAIL (STORES) - 0.24%

     120,000 Best Buy Capital-$3.25 Conv. Pfd.                        4,890,000
-------------------------------------------------------------------------------

             SEMICONDUCTORS - 0.85%

     200,000 National Semiconductors-$3.25 Conv. Pfd.                17,500,000
-------------------------------------------------------------------------------

             TELECOMMUNICATIONS - 0.28%

     120,000 LCI International, Inc.-$1.25 Exch. Conv. Pfd.           5,745,000
-------------------------------------------------------------------------------
               Total Convertible Preferred Stocks                   144,064,280
-------------------------------------------------------------------------------

                                 C H A R T E R

 PRINCIPAL
 AMOUNT                                                           MARKET VALUE

             U.S. TREASURY NOTES - 3.81%

 $ 6,500,000 7.25%, 11/30/96                                     $    6,608,030
-------------------------------------------------------------------------------
   6,500,000 7.50%, 12/31/96                                          6,636,955
-------------------------------------------------------------------------------
   6,500,000 7.50%, 01/31/97                                          6,645,145
-------------------------------------------------------------------------------
   6,500,000 6.875%, 02/28/97                                         6,603,220
-------------------------------------------------------------------------------
   6,500,000 6.625%, 03/31/97                                         6,589,440
-------------------------------------------------------------------------------
   6,500,000 6.50%, 04/30/97                                          6,581,185
-------------------------------------------------------------------------------
   6,500,000 6.125%, 05/31/97                                         6,547,515
-------------------------------------------------------------------------------
   6,500,000 5.625%, 06/30/97                                         6,501,105
-------------------------------------------------------------------------------
   6,500,000 5.875%, 07/31/97                                         6,527,690
-------------------------------------------------------------------------------
   6,500,000 6.00%, 08/31/97                                          6,541,340
-------------------------------------------------------------------------------
   6,500,000 5.75%, 09/30/97                                          6,517,550
-------------------------------------------------------------------------------
   6,500,000 5.625%, 10/31/97                                         6,504,095
-------------------------------------------------------------------------------
               Total U.S. Treasury Notes                             78,803,270
-------------------------------------------------------------------------------

             REPURCHASE AGREEMENTS - 1.73%(d)

     955,097 Daiwa Securities America Inc., 5.90%, 11/01/95(e)          955,097
-------------------------------------------------------------------------------
  35,000,000 Lehman Brothers Government Securities, Inc.,
              5.92%, 11/01/95(f)                                     35,000,000
-------------------------------------------------------------------------------
               Total Repurchase Agreements                           35,955,097
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.56%                           2,058,544,400
-------------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - 0.44%                    9,002,438
-------------------------------------------------------------------------------
             NET ASSETS - 100.00%                                $2,067,546,838
===============================================================================

Abbreviations:
ACES   - Automatically Convertible Equity Securities
ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Dep.   - Depositary
Exch.  - Exchangeable
Pfd.   - Preferred
PERCS  - Preferred Equity Redemptive Cumulative Stock
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
Sr.    - Senior
Sub.   - Subordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1995 was $107,153,500, which represented 5.18% of the net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(e) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury obligations, 8.375% due 08/15/08.
(f) Joint repurchase agreement entered into 10/31/95 with a maturity value of $100,016,444. Collateralized by $92,004,000 U.S. Treasury obligations, 6.50% to 9.125% due 04/30/99 to 05/31/99.

See Notes to Financial Statements.

                                 C H A R T E R

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $1,774,220,816)         $ 2,058,544,400
--------------------------------------------------------------------------
Receivables for:
  Investments sold                                              80,911,499
--------------------------------------------------------------------------
  Capital stock sold                                            12,279,189
--------------------------------------------------------------------------
  Dividends and interest                                         5,525,541
--------------------------------------------------------------------------
Investment for deferred compensation plan                           13,493
--------------------------------------------------------------------------
Other assets                                                        73,648
--------------------------------------------------------------------------
    Total assets                                             2,157,347,770
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                         82,514,084
--------------------------------------------------------------------------
  Capital stock reacquired                                       4,814,964
--------------------------------------------------------------------------
  Deferred compensation                                             13,493
--------------------------------------------------------------------------
Accrued advisory fees                                            1,110,756
--------------------------------------------------------------------------
Accrued administrative services fees                                 8,544
--------------------------------------------------------------------------
Accrued distribution fees                                          721,859
--------------------------------------------------------------------------
Accrued transfer agent fees                                        343,072
--------------------------------------------------------------------------
Accrued operating expenses                                         274,160
--------------------------------------------------------------------------
    Total liabilities                                           89,800,932
--------------------------------------------------------------------------
Net assets applicable to shares outstanding                $ 2,067,546,838
==========================================================================

NET ASSETS:

Class A                                                    $ 1,974,417,019
==========================================================================
Class B                                                    $    67,591,852
==========================================================================
Institutional Class                                        $    25,537,967
==========================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   750,000,000
--------------------------------------------------------------------------
  Outstanding                                                  185,803,605
==========================================================================
Class B:
  Authorized                                                   750,000,000
--------------------------------------------------------------------------
  Outstanding                                                    6,365,612
==========================================================================
Institutional Class:
  Authorized                                                   200,000,000
--------------------------------------------------------------------------
  Outstanding                                                    2,396,343
==========================================================================

CLASS A:

  Net asset value and redemption price per share                    $10.63
==========================================================================
  Offering price per share:
    (Net asset value of $10.63 divided by 94.50%)                   $11.25
==========================================================================

CLASS B:

  Net asset value and offering price per share                      $10.62
==========================================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption price per share          $10.66
==========================================================================


See Notes to Financial Statements.

                                 C H A R T E R

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends                                                   $  31,720,012
--------------------------------------------------------------------------
Interest                                                       15,080,737
--------------------------------------------------------------------------
    Total investment income                                    46,800,749
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  10,890,335
--------------------------------------------------------------------------
Administrative services fees                                      109,054
--------------------------------------------------------------------------
Custodian fees                                                    150,968
--------------------------------------------------------------------------
Directors' fees                                                    17,234
--------------------------------------------------------------------------
Distribution fees-Class A                                       5,007,160
--------------------------------------------------------------------------
Distribution fees-Class B                                          94,462
--------------------------------------------------------------------------
Transfer agent fees-Class A                                     2,906,528
--------------------------------------------------------------------------
Transfer agent fees-Class B                                        19,728
--------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             1,224
--------------------------------------------------------------------------
Other                                                             623,804
--------------------------------------------------------------------------
    Total expenses                                             19,820,497
--------------------------------------------------------------------------
Net investment income                                          26,980,252
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                                       179,469,513
--------------------------------------------------------------------------
  Futures contracts                                              (344,344)
--------------------------------------------------------------------------
                                                              179,125,169
--------------------------------------------------------------------------

Unrealized appreciation (depreciation) of:

  Investment securities                                       202,231,210
--------------------------------------------------------------------------
  Foreign currencies                                                   (8)
--------------------------------------------------------------------------
  Futures contracts                                            (1,251,000)
--------------------------------------------------------------------------
                                                            2,000,981,202
--------------------------------------------------------------------------
  Net gain on investment securities, foreign currencies and
   futures contracts                                          380,106,371
--------------------------------------------------------------------------
  Net increase in net assets resulting from operations      $ 407,086,623
==========================================================================


See Notes to Financial Statements.

                                 C H A R T E R

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                    1995            1994
OPERATIONS:

  Net investment income                        $   26,980,252  $   37,921,889
------------------------------------------------------------------------------
  Net realized gain on sales of investment
   securities, foreign currencies and futures
   contracts                                      179,125,169      56,414,638
------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)
   of investment securities, foreign
   currencies and futures contracts               200,981,202    (136,629,171)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets
     resulting from operations                    407,086,623     (42,292,644)
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income:
  Class A                                         (34,589,802)    (28,712,940)
------------------------------------------------------------------------------
  Class B                                             (55,355)             --
------------------------------------------------------------------------------
  Institutional Class                                (536,096)       (485,084)
------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains on investments:
  Class A                                         (57,274,888)    (28,113,934)
------------------------------------------------------------------------------
  Class B                                             (12,593)             --
------------------------------------------------------------------------------
  Institutional Class                                (759,222)       (384,536)
------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                            (284,916)       (147,034)
------------------------------------------------------------------------------
  Class B                                              24,584              --
------------------------------------------------------------------------------
  Institutional Class                                 (13,270)            335
------------------------------------------------------------------------------
Share transactions-net:
  Class A                                          86,486,354     (12,596,188)
------------------------------------------------------------------------------
  Class B                                          66,768,426              --
------------------------------------------------------------------------------
  Institutional Class                                (206,795)     (1,032,133)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets         466,633,050    (113,764,158)
------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                           1,600,913,788   1,714,677,946
------------------------------------------------------------------------------
  End of period                                $2,067,546,838  $1,600,913,788
==============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)   $1,606,658,340  $1,453,610,355
------------------------------------------------------------------------------
  Undistributed net investment income                 102,563       8,577,166
------------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investment securities, foreign currencies
   and futures contracts                          176,462,351      55,383,885
------------------------------------------------------------------------------
  Unrealized appreciation of investment
   securities and futures contracts               284,323,584      83,342,382
------------------------------------------------------------------------------
                                               $2,067,546,838  $1,600,913,788
==============================================================================



See Notes to Financial Statements.

                                 C H A R T E R

NOTES TO FINANCIAL STATEMENTS

October 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios:
AIM Charter Fund, AIM Weingarten Fund, AIM Constellation Fund and AIM Aggressive Growth Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization - The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

                                 C H A R T E R

H. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM. These agreements require AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $109,054 for such services.
 The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the year ended October 31, 1995, AFS was paid $1,568,721 for such services. During the year ended October 31, 1995, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $587 for shareholder and transfer agency services with respect to the Institutional Class. Effective July 1, 1995, AIFS became the exclusive transfer agent for the Institutional Class of the Fund.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its right to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995 for the Class A shares and the period June 26, 1995 (date sales commenced) through October 31, 1995 for the Class B shares, the Class A shares and the Class B shares paid AIM Distributors $5,007,160 and $94,462, respectively, as compensation under the Plans.
 AIM Distributors received commissions of $1,316,019 from sales of Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included, in the proceeds from sales of Class A shares. During the year ended October 31, 1995, AIM Distributors received commissions of $18,452 in contingent deferred sales charges imposed on redemptions of Class A and Class B shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.

                                 C H A R T E R

 During the year ended October 31, 1995, the Fund paid legal fees of $6,853 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund has a $28,500,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $2,717,900,855 and $2,713,027,662, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1995, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities    $307,302,292
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (26,174,954)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $281,127,338
===========================================================================

Cost of investments for tax purposes is $1,777,417,062.

NOTE 6 - CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1995 and 1994 were as follows:

                                  1995                       1994
                        -------------------------  -------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT
                        -----------  ------------  -----------  ------------
Sold:
  Class A                40,727,782  $396,439,839   40,711,895  $363,174,892
----------------------  -----------  ------------  -----------  ------------
  Class B*                6,409,868    67,237,422           --            --
----------------------  -----------  ------------  -----------  ------------
  Institutional Class       335,121     3,269,772      280,235     2,507,705
----------------------  -----------  ------------  -----------  ------------
Issued as reinvestment
 of dividends:
  Class A                10,283,705    77,653,310    4,862,946    43,539,217
----------------------  -----------  ------------  -----------  ------------
  Class B*                    5,996        64,162           --            --
----------------------  -----------  ------------  -----------  ------------
  Institutional Class       134,103     1,130,381       83,958       753,348
----------------------  -----------  ------------  -----------  ------------
Reacquired:
  Class A               (42,561,203) (387,606,795) (46,996,269) (419,310,297)
----------------------  -----------  ------------  -----------  ------------
  Class B*                  (50,252)     (533,158)          --            --
----------------------  -----------  ------------  -----------  ------------
  Institutional Class      (519,822)   (4,606,948)    (476,063)   (4,293,186)
----------------------  -----------  ------------  -----------  ------------
                         14,765,298  $153,047,985   (1,533,298) $(13,628,321)
======================  ===========  ============  ===========  ============

* Class B shares commenced sales on June 26, 1995.

                                 C H A R T E R

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share outstanding of the Institutional Class during the four-year period ended October 31, 1995 and the period July 30, 1991 (date operations commenced) through October 31, 1991.

                                 1995        1994      1993     1992   1991
                                -------     -------   -------  ------  -----
Net asset value, beginning of
 period                         $  8.93     $  9.48   $  8.38  $ 8.42  $7.92
------------------------------  -------     -------   -------  ------  -----
Income from investment
 operations:
 Net investment income             0.23        0.25      0.19    0.20   0.05
------------------------------  -------     -------   -------  ------  -----
 Net gains (losses) on
  securities (both realized
  and unrealized)                  2.07       (0.44)     1.23    0.16   0.45
------------------------------  -------     -------   -------  ------  -----
  Total from investment
   operations                      2.30       (0.19)     1.42    0.36   0.50
------------------------------  -------     -------   -------  ------  -----
Less distributions:
 Dividends from net investment
  income                          (0.24)      (0.20)    (0.32)  (0.17)    --
------------------------------  -------     -------   -------  ------  -----
 Distributions from capital
  gains                           (0.33)      (0.16)       --   (0.23)    --
------------------------------  -------     -------   -------  ------  -----
  Total distributions             (0.57)      (0.36)    (0.32)  (0.40)    --
------------------------------  -------     -------   -------  ------  -----
Net asset value, end of period  $ 10.66     $  8.93   $  9.48  $ 8.38  $8.42
==============================  =======     =======   =======  ======  =====
Total return(a)                   27.45%      (2.02)%   17.39%   4.53%  6.31%
==============================  =======     =======   =======  ======  =====
Net assets, end of period
 (000s omitted)                 $25,538     $21,840   $24,196  $7,800  $ 775
==============================  =======     =======   =======  ======  =====
Ratio of expenses to average
 net assets                        0.74%(b)    0.73%     0.79%   0.87%  1.00%(c)
==============================  =======     =======   =======  ======  =====
Ratio of net investment income
 to average net assets             1.98%(b)    2.76%     2.26%   2.44%  2.43%(c)
==============================  =======     =======   =======  ======  =====
Portfolio turnover rate             161%        126%      144%     95%   144%
==============================  =======     =======   =======  ======  =====

(a) For periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $21,840,593.
(c) Annualized.

                                 C H A R T E R

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Charter Fund:

We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                               KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                                 C H A R T E R


Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                   OFFICE OF THE FUND
                                                                                       11 Greenway Plaza
Charles T. Bauer                            Charles T. Bauer                           Suite 1919
Chairman and Chief Executive Officer        Chairman                                   Houston, TX 77046
A I M Management Group Inc.
                                            Robert H. Graham                           INVESTMENT ADVISOR
Bruce L. Crockett                           President                                  A I M Advisors, Inc.
Director, President, and Chief                                                         11 Greenway Plaza
Executive Officer                           John J. Arthur                             Suite 1919
COMSAT Corporation                          Senior Vice President and Treasurer        Houston, TX 77046

Owen Daly II                                Gary T. Crum                               TRANSFER AGENT
Director                                    Senior Vice President                      A I M Institutional Fund
Cortland Trust Inc.                                                                    Services, Inc.
                                            Jonathan C. Schoolar                       11 Greenway Plaza
Carl Frischling                             Senior Vice President                      Suite 1919
Partner                                                                                Houston, TX 77046
Kramer, Levin, Naftalis, Nessen,            Carol F. Relihan
Kamin & Frankel                             Vice President and Secretary               CUSTODIAN
                                                                                       State Street Bank and Trust
Robert H. Graham                            Melville B. Cox                            Company
President and Chief Operating Officer       Vice President                             225 Franklin Street
A I M Management Group Inc.                                                            Boston, MA 02110
                                            Dana R. Sutton
John F. Kroeger                             Vice President and Assistant Treasurer     COUNSEL TO THE FUND
Formerly, Consultant                                                                   Ballard Spahr
Wendell & Stockel Associates, Inc.          P. Michelle Grace                          Andrews & Ingersoll
                                            Assistant Secretary                        1735 Market Street
Lewis F. Pennock                                                                       Philadelphia, PA 19103
Attorney                                    Nancy L. Martin
                                            Assistant Secretary                        COUNSEL TO THE DIRECTORS
Ian W. Robinson                                                                        Kramer, Levin, Naftalis,
Consultant; Former Executive                Ofelia M. Mayo                             Nessen, Kamin & Frankel
Vice President and                          Assistant Secretary                        919 Third Avenue
Chief Financial Officer                                                                New York, NY 10022
Bell Atlantic Management                    Kathleen J. Pflueger
Services, Inc.                              Assistant Secretary                        DISTRIBUTOR
                                                                                       Fund Management Company
Louis S. Sklar                              Samuel D. Sirko                            P.O. Box 4333
Executive Vice President                    Assistant Secretary                        Houston, TX 77210-4333
Hines Interests
Limited Partnership                         Stephen I. Winer                           AUDITORS
                                            Assistant Secretary                        KPMG Peat Marwick LLP
                                                                                       700 Louisiana
                                            Mary J. Benson                             NationsBank Bldg.
                                            Assistant Treasurer                        Houston, TX 77002





REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Institutional Class paid ordinary dividends in the amount of $0.24 per share to shareholders during its tax year ended October 31, 1995. Of this amount, 33% is eligible for the dividends received deduction for corporations. The Institutional Class also distributed long-term capital gains of $0.325 per share during its tax year ended October 31, 1995.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                 C H A R T E R

 Important Fund
  Disclosures

AIM CONSTELLATION FUND
For shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

* AIM Constellation Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
* The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
* The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold these same securities.
*   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

* Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of the 30 largest mid-cap mutual funds.
* Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks. The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
* An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURNS
    For periods ended October 31, 1995

     1 Year                     34.09%
     3 Years                    23.17
     Inception (4/8/92)         21.79
------------------------------------------------

              AIM Constellation Fund         S&P 400         NASDAQ Composite
 Date          (Institutional Class)      Mid-Cap Index           Index
------         --------------------      -------------      ----------------
4/8/92                 10,000                10,000              10,000
10/92                  10,797                10,291              10,023
10/93                  13,938                12,499              12,907
10/94                  15,045                12,798              12,877
10/95                  20,173                15,509              17,160

                  Past performance is no guarantee of comparable future results.

                           C O N S T E L L A T I O N

                                                                Management's
                                                           Discussion & Analysis

TECHNOLOGY STOCKS PROPEL MARKETS TO
RECORD LEVELS

    -------------------------------

     The much-noted aging of the

          American population,

       combined with an ongoing

      search for ways to contain

    costs, has created significant

   opportunities within health care.

    -------------------------------

The cover of Money magazine's November 1994 Forecast Issue read, "Make 12% or more in 1995." After the dismal stock market returns in 1994, 12% may have sounded like euphoria to some. Little did we know.
  Healthy corporate profits exceeded analysts' expectations and propelled stocks through record highs in 1995. The strength was broad-based, resuscitating large-capitalization stocks, which had been out of favor for three years. The popular DJIA sailed past 4000 on February 23, 1995, and then topped 5000 on November 21, 1995.
  Spearheaded by the powerful technology stock advance, the broader NASDAQ overtook its large-cap cousins in June of 1995 to finish the reporting period well ahead of the pack.
  The stars of the technology group were inarguably the semiconductor stocks. As of June 30, 1995, semiconductor stocks were up an astonishing 94% in just six months, according to Barron's. Other technology sectors were also strong, such as aerospace and defense, software, and industrial technology companies. Also strong were beneficiaries of stable interest rates such as banks and thrifts, and consumer cyclical stocks in airlines, leisure and recreation companies, and restaurants.
  In September and October, the market took a well-deserved respite as concern surfaced that third-quarter 1995 earnings reports, particularly in the technology group, would fall below expectations. Some earnings disappointment in certain big names such as Intel, Microsoft, Nokia, and IBM initiated profit-taking, which temporarily suspended the market's advance. Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, with 14% on target, and 31% below expectations. These results compared favorably with second-quarter reports, of which 57% exceeded expectations and 30% were below target.
  With investor confidence renewed, at least for the near term, the market gathered strength for its next advance. Focus turned from corporate earnings to the growing gridlock in Congress over the proposals to balance the burgeoning budget. The Federal Reserve Board declined to implement its much-anticipated interest rate cut pending some positive resolution to the budget debate.

YOUR INVESTMENT PORTFOLIO
Holdings in the following three sectors provided a major portion of your Fund's strong performance during the fiscal year covered by this report.
  . TECHNOLOGY. Once again, the Fund's most extensive holdings were in the technology sector. The Fund's portfolio included both Microsoft, which introduced its much-publicized Windows 95 operating system, and Intel,

--------------------------------------------------------------------------------

TOP 10 HOLDINGS                        TOP 10 INDUSTRIES

(as of 10/31/95)                       (as of 10/31/95)

 1.  DELL COMPUTER CORP.                1.   SEMICONDUCTORS
 2.  CISCO SYSTEMS, INC.                2.   COMPUTER SOFTWARE/SERVICES
 3.  APPLIED MATERIALS, INC.            3.   MEDICAL (PATIENT SERVICES)
 4.  COMPUTER ASSOCIATES                4.   RETAIL (STORES)
     INTERNATIONAL, INC.                5.   COMPUTER NETWORKING
 5.  MICRON TECHNOLOGY, INC.            6.   COMPUTER PERIPHERALS
 6.  LSI LOGIC CORP.                    7.   TELECOMMUNICATIONS
 7.  3COM CORP.                         8.   FINANCE (CONSUMER CREDIT)
 8.  TERADYNE, INC.                     9.   MEDICAL (INSTRUMENTS/
 9.  ALTERA CORP.                            PRODUCTS)
10.  ORACLE SYSTEMS CORP.              10.   COMPUTER MINI/PCS

--------------------------------------------------------------------------------

                   See important Fund disclosure on page 25.

                           C O N S T E L L A T I O N

-------------------------------------------------------------

ONE-YEAR PERFORMANCE COMPARISON
Total Return as of 10/31/95

AIM Constellation Fund Institutional Class          34.09%
S&P 400                                             21.18%
NASDAQ Index                                        33.26%
S&P 500                                             26.36%

-------------------------------------------------------------

which brought out the Pentium chip. The Fund also held a position in Ascend Communications, Inc., a provider of access to the Internet. Another holding, Fiserv, Inc., a manager of financial information, is expected to be an important participant in the anticipated trend toward home banking.
  In addition, the Fund's holdings shifted from makers of generic computer chips to companies that produce more sophisticated capital equipment, companies such as Ultratech Stepper, Inc. A stepper is a machine that imprints circuits on silicon wafers, and Ultratech's stepper is about half as expensive as rival machines.
  . HEALTH CARE. The much-noted aging of the American population, combined with an ongoing search for ways to contain costs, has created significant opportunities within health care. The portfolio includes health maintenance organizations with increasing enrollments such as Healthsource, Inc. It also includes such firms as Invacare Corp., a provider of home health care, an important strategy for reducing health care costs.
  Health care is a sector where technological advances can save both lives and costs. For example, AIM Constellation's portfolio includes Boston Scientific Corp., a manufacturer of medical devices, including stents that are inserted into cardiac blood vessels during balloon angioplasty, increasing the effectiveness of this procedure.
  . CYCLICAL CONSUMER INDUSTRIES. A new focus in the Fund during the reporting period was specialty retailers. The Fund was attracted to two interesting trends: independent "superstores" which have attracted significant business from community malls, and the emerging niche retailers who target mail order customers by offering attractive pricing, better selection, superior distribution systems, and the convenience of catalogue shopping.
  The Fund added such mail order retailers as Micro Warehouse Inc. and Corporate Express, Inc., which deliver computers, software, and office supplies. Other portfolio holdings included medical supply mail order vendors Cardinal Health Inc. and Omnicare Inc.
  In addition to the aforementioned trends, the Fund profited from the recent surge in mergers and acquisitions. The Fund held a position in Cordis Corp. at the time of the company's takeover by Johnson & Johnson late in 1995. Of course, the Fund's portfolio composition is subject to change, and there is no guarantee the Fund will continue to hold the same securities.

OUTLOOK FOR THE FUTURE
At this writing, the market has surpassed the Dow 5000 level. Yet many analysts maintain that this aging bull market--the Dow has gone a record 61 months without experiencing a 10% correction--may have plenty of steam left. Barron's recently reported analysts' estimates that projected the Dow well past 5500 during the coming year.
  Of course, a significant complement of market strategists also believe a correction is due.
  Rather than make any projections of future market performance, AIM remains committed to its disciplined investment strategy, which helps us determine, on a company-by-company basis, which stocks to own and which to sell--without the guesswork of market timing.

                   See important Fund disclosure on page 25.

                           C O N S T E L L A T I O N

Financials

SCHEDULE OF INVESTMENTS

October 31, 1995

 SHARES                                                MARKET VALUE

             DOMESTIC COMMON STOCKS-87.10%

             ADVERTISING/BROADCASTING-0.35%

     228,200 Belo (A.H.) Corp.                        $    7,901,425
--------------------------------------------------------------------
     525,000 Infinity Broadcasting Corp.-Class A(a)       17,062,500
--------------------------------------------------------------------
                                                          24,963,925
--------------------------------------------------------------------

             AUTOMOBILE/TRUCKS PARTS & TIRES-0.37%

     400,000 Echlin Inc.                                  14,300,000
--------------------------------------------------------------------
     625,000 Mark IV Industries, Inc.                     12,187,500
--------------------------------------------------------------------
                                                          26,487,500
--------------------------------------------------------------------

             BEVERAGES-0.50%

     750,000 Canandaigua Wine Co., Inc.-Class A(a)        36,000,000
--------------------------------------------------------------------

             BIOTECHNOLOGY-0.13%

     102,400 Chiron Corp.(a)                               9,318,400
--------------------------------------------------------------------

             BUILDING MATERIALS-0.11%

     241,500 Black & Decker Corp.                          8,180,812
--------------------------------------------------------------------

             BUSINESS SERVICES-1.73%

     194,800 Equifax, Inc.                                 7,597,200
--------------------------------------------------------------------
     806,500 Healthcare COMPARE Corp.(a)                  29,840,500
--------------------------------------------------------------------
     100,000 Interim Services Inc.(a)                      2,975,000
--------------------------------------------------------------------
   1,300,000 Manpower Inc.                                35,262,500
--------------------------------------------------------------------
     700,000 Olsten Corp.                                 26,950,000
--------------------------------------------------------------------
     900,691 Value Health, Inc.(a)                        20,603,307
--------------------------------------------------------------------
                                                         123,228,507
--------------------------------------------------------------------

             CHEMICALS (SPECIALTY)-0.35%

     928,700 Airgas Inc.(a)                               24,726,637
--------------------------------------------------------------------

             COMPUTER MINI/PCS-2.95%

   1,050,000 COMPAQ Computer Corp.(a)                     58,537,500
--------------------------------------------------------------------
   2,000,000 Dell Computer Corp.(a)                       93,250,000
--------------------------------------------------------------------
     750,000 Sun Microsystems, Inc.(a)                    58,500,000
--------------------------------------------------------------------
                                                         210,287,500
--------------------------------------------------------------------

             COMPUTER NETWORKING-5.77%

     500,000 ALANTEC Corp.(a)                             17,875,000
--------------------------------------------------------------------
     200,000 Ascend Communications, Inc.(a)               13,000,000
--------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                 MARKET VALUE

             Computer Networking-(continued)

   1,000,000 Bay Networks, Inc.(a)                     $   66,250,000
---------------------------------------------------------------------
     550,000 Cabletron Systems, Inc.(a)                    43,243,750
---------------------------------------------------------------------
     900,000 Cheyenne Software, Inc.(a)                    18,787,500
---------------------------------------------------------------------
     500,000 CIDCO, Inc.(a)                                14,812,500
---------------------------------------------------------------------
   1,200,000 Cisco Systems, Inc.(a)                        93,000,000
---------------------------------------------------------------------
     812,800 FORE Systems, Inc.(a)                         43,078,400
---------------------------------------------------------------------
     500,000 Network Equipment Technologies, Inc.(a)       16,312,500
---------------------------------------------------------------------
     336,800 Optical Data Systems, Inc.(a)                 10,061,900
---------------------------------------------------------------------
   1,600,000 3Com Corp.(a)                                 75,200,000
---------------------------------------------------------------------
                                                          411,621,550
---------------------------------------------------------------------

             COMPUTER PERIPHERALS-4.77%

     800,000 Adaptec Inc.(a)                               35,600,000
---------------------------------------------------------------------
   1,125,000 Alliance Semiconductor Corp.(a)               34,593,750
---------------------------------------------------------------------
     615,500 Cerner, Inc.(a)                               16,310,750
---------------------------------------------------------------------
     600,000 Digi International, Inc.(a)                   16,050,000
---------------------------------------------------------------------
     200,000 Filenet Corp.(a)                               9,075,000
---------------------------------------------------------------------
     257,200 Komag, Inc.(a)                                14,660,400
---------------------------------------------------------------------
     800,000 Microchip Technology, Inc.(a)                 31,750,000
---------------------------------------------------------------------
     400,000 Oak Technology, Inc.(a)                       21,900,000
---------------------------------------------------------------------
   1,604,600 Oracle Systems Corp.(a)                       70,000,675
---------------------------------------------------------------------
     500,000 Read-Rite Corp.(a)                            17,437,500
---------------------------------------------------------------------
     600,000 Seagate Technology Inc.(a)                    26,850,000
---------------------------------------------------------------------
     500,000 U.S. Robotics Corp.(a)                        46,250,000
---------------------------------------------------------------------
                                                          340,478,075
---------------------------------------------------------------------

             COMPUTER SOFTWARE/SERVICES-10.80%

   1,025,000 Acclaim Entertainment, Inc.(a)                24,215,625
---------------------------------------------------------------------
     505,900 Adobe Systems, Inc.                           28,836,300
---------------------------------------------------------------------
   1,000,000 BMC Software, Inc.(a)                         35,625,000
---------------------------------------------------------------------
     500,000 Broderbund Software, Inc.(a)                  34,687,500
---------------------------------------------------------------------
   1,125,000 Cadence Design Systems, Inc.(a)               36,281,250
---------------------------------------------------------------------
     879,300 Ceridian Corp.(a)                             38,249,550
---------------------------------------------------------------------
   1,500,000 Computer Associates International, Inc.       82,500,000
---------------------------------------------------------------------
   2,000,000 Computervision Corp.(a)                       23,500,000
---------------------------------------------------------------------
     550,000 Electronic Arts, Inc.(a)                      20,143,750
---------------------------------------------------------------------
     418,000 Fiserv, Inc.(a)                               10,763,500
---------------------------------------------------------------------
     741,200 FTP Software, Inc.(a)                         20,012,400
---------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                   MARKET VALUE

             Computer Software/Services-(continued)

     600,000 HBO & Co.                                   $   42,450,000
-----------------------------------------------------------------------
     200,000 Hyperion Software Corp.(a)                       9,850,000
-----------------------------------------------------------------------
   1,200,000 Informix Corp.(a)                               34,950,000
-----------------------------------------------------------------------
     300,000 Microsoft Corp.(a)                              30,000,000
-----------------------------------------------------------------------
     642,900 Network General Corp.(a)                        26,680,350
-----------------------------------------------------------------------
     700,000 PairGain Technologies, Inc.(a)                  29,925,000
-----------------------------------------------------------------------
     800,000 Parametric Technology Corp.(a)                  53,500,000
-----------------------------------------------------------------------
     300,000 Platinum Technology, Inc.(a)                     5,475,000
-----------------------------------------------------------------------
     600,000 Policy Management Systems Corp.(a)              28,275,000
-----------------------------------------------------------------------
     500,000 Rational Software Corp.(a)                       7,812,500
-----------------------------------------------------------------------
     737,300 SoftKey International Inc.(a)                   23,224,950
-----------------------------------------------------------------------
     500,000 Sterling Software, Inc.(a)                      23,062,500
-----------------------------------------------------------------------
     600,000 Sybase, Inc.(a)                                 23,550,000
-----------------------------------------------------------------------
   1,000,000 Symantec Corp.(a)                               24,312,500
-----------------------------------------------------------------------
   1,415,700 Synopsys, Inc.(a)                               53,088,750
-----------------------------------------------------------------------
                                                            770,971,425
-----------------------------------------------------------------------

             CONGLOMERATES-0.18%

     205,991 Tyco International Ltd.                         12,513,953
-----------------------------------------------------------------------

             CONSUMER NON-DURABLES-0.16%

     252,000 Department 56, Inc.(a)                          11,434,500
-----------------------------------------------------------------------

             COSMETICS & TOILETRIES-0.47%

   1,360,000 General Nutrition, Inc.(a)                      33,830,000
-----------------------------------------------------------------------

             ELECTRONIC COMPONENTS/MISCELLANEOUS-2.46%

     200,000 Ametek, Inc.                                     3,525,000
-----------------------------------------------------------------------
     600,000 Amphenol Corp.(a)                               12,975,000
-----------------------------------------------------------------------
     146,200 AVX Corp.                                        4,550,475
-----------------------------------------------------------------------
     300,000 Methode Electronics, Inc.                        6,900,000
-----------------------------------------------------------------------
     156,250 Molex, Inc.                                      5,156,250
-----------------------------------------------------------------------
     234,375 Molex, Inc.-Class A                              7,207,031
-----------------------------------------------------------------------
     187,500 Parker-Hannifin Corp.                            6,328,125
-----------------------------------------------------------------------
     300,000 Recoton Corp.(a)                                 6,675,000
-----------------------------------------------------------------------
     750,000 Symbol Technologies, Inc.(a)                    26,156,250
-----------------------------------------------------------------------
     400,000 Tektronix, Inc.                                 23,700,000
-----------------------------------------------------------------------
   2,177,800 Teradyne, Inc.(a)                               72,684,075
-----------------------------------------------------------------------
                                                            175,857,206
-----------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                MARKET VALUE

             ELECTRONIC/PC DISTRIBUTORS-0.89%

     650,000 Arrow Electronics, Inc.(a)               $   32,987,500
--------------------------------------------------------------------
     600,000 Avnet, Inc.                                  30,225,000
--------------------------------------------------------------------
                                                          63,212,500
--------------------------------------------------------------------

             FINANCE (CONSUMER CREDIT)-3.83%

     500,000 ADVANTA Corp.-Class A                        19,375,000
--------------------------------------------------------------------
     500,000 ADVANTA Corp.-Class B                        17,875,000
--------------------------------------------------------------------
   1,100,000 Credit Acceptance Corp.(a)                   25,850,000
--------------------------------------------------------------------
     650,000 First USA, Inc.                              29,900,000
--------------------------------------------------------------------
   1,300,000 Green Tree Financial Corp.                   34,612,500
--------------------------------------------------------------------
   1,600,000 MBNA Corp.                                   59,000,000
--------------------------------------------------------------------
   1,220,800 Medaphis Corp.(a)                            38,760,400
--------------------------------------------------------------------
   2,500,000 Mercury Finance Co.                          48,125,000
--------------------------------------------------------------------
                                                         273,497,900
--------------------------------------------------------------------

             FUNERAL SERVICES-1.46%

     814,100 Loewen Group, Inc.                           32,602,181
--------------------------------------------------------------------
   1,366,400 Service Corp. International                  54,826,800
--------------------------------------------------------------------
     500,000 Stewart Enterprises, Inc.-Class A            16,875,000
--------------------------------------------------------------------
                                                         104,303,981
--------------------------------------------------------------------

             GAMING-0.69%

   1,000,000 Mirage Resorts, Inc.(a)                      32,750,000
--------------------------------------------------------------------
     750,000 Players International, Inc.(a)                8,062,500
--------------------------------------------------------------------
     476,200 Trump Hotels & Casino Resorts, Inc.(a)        8,095,400
--------------------------------------------------------------------
                                                          48,907,900
--------------------------------------------------------------------

             HOME BUILDING-0.34%

     750,000 Clayton Homes, Inc.                          19,687,500
--------------------------------------------------------------------
     125,000 Oakwood Homes Corp.                           4,687,500
--------------------------------------------------------------------
                                                          24,375,000
--------------------------------------------------------------------

             HOTELS/MOTELS-0.88%

     145,900 Doubletree Corp.(a)                           3,209,800
--------------------------------------------------------------------
     600,000 Hospitality Franchise Systems, Inc.(a)       36,750,000
--------------------------------------------------------------------
     750,000 La Quinta Inns, Inc.                         19,312,500
--------------------------------------------------------------------
     162,500 Promus Companies Inc.(a)                      3,575,000
--------------------------------------------------------------------
                                                          62,847,300
--------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                              MARKET VALUE

             INSURANCE (LIFE & HEALTH)-0.07%

     150,000 Equitable of Iowa Companies            $    5,250,000
------------------------------------------------------------------

             LEISURE & RECREATION-0.46%

     429,300 Avid Technology, Inc.(a)                   18,781,875
------------------------------------------------------------------
     500,000 Mattel, Inc.                               14,375,000
------------------------------------------------------------------
                                                        33,156,875
------------------------------------------------------------------

             MACHINE TOOLS-0.17%

     400,000 Kennametal Inc.                            12,450,000
------------------------------------------------------------------

             MACHINERY (HEAVY)-0.08%

     131,000 AGCO Corp.                                  5,862,250
------------------------------------------------------------------

             MACHINERY (MISCELLANEOUS)-0.39%

     600,000 Thermo Electron Corp.(a)                   27,600,000
------------------------------------------------------------------

             MEDICAL (DRUGS)-1.28%

   1,000,000 Cardinal Health, Inc.                      51,375,000
------------------------------------------------------------------
     125,800 Forest Laboratories, Inc.(a)                5,204,975
------------------------------------------------------------------
   1,000,000 Mylan Laboratories, Inc.                   19,000,000
------------------------------------------------------------------
     350,000 Watson Pharmaceuticals, Inc.(a)            15,662,500
------------------------------------------------------------------
                                                        91,242,475
------------------------------------------------------------------

             MEDICAL (INSTRUMENTS/PRODUCTS)-3.00%

   1,000,000 Biomet, Inc.(a)                            16,625,000
------------------------------------------------------------------
     910,400 Boston Scientific Corp.(a)                 38,350,600
------------------------------------------------------------------
     300,000 Cordis Corp.(a)                            33,150,000
------------------------------------------------------------------
     154,300 Heart Technology, Inc.(a)                   4,397,550
------------------------------------------------------------------
     500,800 Idexx Laboratories, Inc.(a)                20,407,600
------------------------------------------------------------------
     689,000 Invacare Corp.                             17,397,250
------------------------------------------------------------------
     400,000 Medtronic Inc.                             23,100,000
------------------------------------------------------------------
     500,000 Nellcor, Inc.(a)                           28,750,000
------------------------------------------------------------------
     515,800 St. Jude Medical Inc.(a)                   27,466,350
------------------------------------------------------------------
     100,000 Stryker Corp.                               4,512,500
------------------------------------------------------------------
                                                       214,156,850
------------------------------------------------------------------

             MEDICAL (PATIENT SERVICES)-10.04%

     400,000 American Medical Response, Inc.(a)         11,550,000
------------------------------------------------------------------
   1,750,000 Apria Healthcare Group, Inc.(a)            37,843,750
------------------------------------------------------------------
   1,128,000 Columbia/HCA Healthcare Corp.              55,413,000
------------------------------------------------------------------
     900,000 Community Health Systems, Inc.(a)          28,575,000
------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                       MARKET VALUE

             Medical (Patient Services)-(continued)

     500,000 Foundation Health Corp.(a)                      $   21,187,500
---------------------------------------------------------------------------
     700,000 Genesis Health Ventures, Inc.(a)                    20,212,500
---------------------------------------------------------------------------
   1,500,000 Health Care and Retirement Corp.(a)                 44,062,500
---------------------------------------------------------------------------
   1,792,125 Health Management Associates, Inc.-Class A(a)       38,530,688
---------------------------------------------------------------------------
     732,600 Healthsource, Inc.(a)                               38,827,800
---------------------------------------------------------------------------
   2,500,000 Healthsouth Corp.(a)                                65,312,500
---------------------------------------------------------------------------
   1,250,000 Horizon Healthcare Corp.(a)                         25,312,500
---------------------------------------------------------------------------
   1,000,000 Integrated Health Services, Inc.(a)                 22,875,000
---------------------------------------------------------------------------
   1,300,000 Lincare Holdings Inc.(a)                            32,337,500
---------------------------------------------------------------------------
     600,000 Living Centers of America, Inc.(a)                  15,525,000
---------------------------------------------------------------------------
   1,250,000 Manor Care, Inc.                                    40,937,500
---------------------------------------------------------------------------
     600,000 Omnicare Inc.                                       21,750,000
---------------------------------------------------------------------------
   1,250,000 OrNda HealthCorp(a)                                 22,031,250
---------------------------------------------------------------------------
     600,000 Oxford Health Plans, Inc.(a)                        46,950,000
---------------------------------------------------------------------------
     150,000 Pacificare Health Systems, Inc.-Class A(a)          10,575,000
---------------------------------------------------------------------------
     150,000 Pacificare Health Systems, Inc.-Class B(a)          10,912,500
---------------------------------------------------------------------------
     350,000 PhyCor, Inc.(a)                                     12,862,500
---------------------------------------------------------------------------
     600,000 Quorum Health Group Inc.(a)                         12,862,500
---------------------------------------------------------------------------
     900,000 Sybron International Corp.                          38,250,000
---------------------------------------------------------------------------
     434,000 Theratx Inc.(a)                                      4,882,500
---------------------------------------------------------------------------
   1,350,000 Vencor, Inc.(a)                                     37,462,500
---------------------------------------------------------------------------
                                                                717,041,488
---------------------------------------------------------------------------

             OFFICE PRODUCTS-0.45%

     300,000 Avery Dennison Corp.                                13,425,000
---------------------------------------------------------------------------
     517,100 Reynolds & Reynolds Co.-Class A                     18,421,688
---------------------------------------------------------------------------
                                                                 31,846,688
---------------------------------------------------------------------------

             OIL EQUIPMENT & SUPPLIES-0.09%

     400,000 Smith International, Inc.(a)                         6,400,000
---------------------------------------------------------------------------

             PAPER & FOREST PRODUCTS-0.19%

     250,000 Champion International Corp.                        13,375,000
---------------------------------------------------------------------------

             POLLUTION CONTROL-0.33%

     225,000 Asyst Technologies, Inc.(a)                          9,450,000
---------------------------------------------------------------------------
     658,000 USA Waste Services, Inc.(a)                         13,818,000
---------------------------------------------------------------------------
                                                                 23,268,000
---------------------------------------------------------------------------

             PUBLISHING-0.10%

     187,900 Harcourt General, Inc.                               7,445,538
---------------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                 MARKET VALUE

             RESTAURANTS-0.74%

     312,100 Applebee's International, Inc.            $    8,777,813
---------------------------------------------------------------------
     850,000 Cracker Barrel Old Country Store, Inc.        14,450,000
---------------------------------------------------------------------
     400,000 Morrison Restaurants Inc.                      6,250,000
---------------------------------------------------------------------
     750,000 Outback Steakhouse, Inc.(a)                   23,531,250
---------------------------------------------------------------------
                                                           53,009,063
---------------------------------------------------------------------

             RETAIL (FOOD & DRUG)-1.46%

     300,000 Casey's General Stores, Inc.                   6,900,000
---------------------------------------------------------------------
     652,500 Eckerd Corp.(a)                               25,855,313
---------------------------------------------------------------------
   1,000,000 Kroger Co.(a)                                 33,375,000
---------------------------------------------------------------------
     800,000 Safeway, Inc.(a)                              37,800,000
---------------------------------------------------------------------
                                                          103,930,313
---------------------------------------------------------------------

             RETAIL (STORES)-7.35%

     696,500 AutoZone, Inc.(a)                             17,238,375
---------------------------------------------------------------------
     410,100 Baby Superstore, Inc.(a)                      19,377,225
---------------------------------------------------------------------
   1,000,000 Bed Bath & Beyond, Inc.(a)                    31,250,000
---------------------------------------------------------------------
      18,900 CDW Computer Centers, Inc.(a)                    916,650
---------------------------------------------------------------------
     625,000 Circuit City Stores, Inc.                     20,859,375
---------------------------------------------------------------------
   1,000,000 Consolidated Stores Corp.(a)                  23,125,000
---------------------------------------------------------------------
     572,200 Corporate Express, Inc.(a)                    14,948,725
---------------------------------------------------------------------
   1,399,975 Dollar General Corp.                          34,299,387
---------------------------------------------------------------------
     500,000 Gap, Inc.                                     19,687,500
---------------------------------------------------------------------
     900,000 Gymboree Corp.(a)                             20,362,500
---------------------------------------------------------------------
     800,200 Heilig-Meyers Co.                             14,703,675
---------------------------------------------------------------------
     558,000 Kohl's Corp.(a)                               25,319,250
---------------------------------------------------------------------
     400,000 MacFrugals Bargains Close-Outs, Inc.(a)        4,750,000
---------------------------------------------------------------------
     600,100 Men's Wearhouse, Inc. (The)(a)                23,403,900
---------------------------------------------------------------------
     837,900 Micro Warehouse Inc.(a)                       37,286,550
---------------------------------------------------------------------
   1,006,450 Office Depot, Inc.(a)                         28,809,630
---------------------------------------------------------------------
     150,000 Petco Animal Supplies, Inc.(a)                 4,200,000
---------------------------------------------------------------------
     153,900 PetSmart, Inc.(a)                              5,155,650
---------------------------------------------------------------------
   1,000,000 Sports Authority, Inc. (The)(a)               21,750,000
---------------------------------------------------------------------
   1,850,000 Staples Inc.(a)                               49,256,250
---------------------------------------------------------------------
     750,000 Sunglass Hut International, Inc.(a)           20,437,500
---------------------------------------------------------------------
     800,000 Talbots, Inc.                                 19,400,000
---------------------------------------------------------------------
     255,700 Tandy Corp.                                   12,625,188
---------------------------------------------------------------------
   1,246,300 Viking Office Products, Inc.(a)               55,460,350
---------------------------------------------------------------------
                                                          524,622,680
---------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                            MARKET VALUE

             SCIENTIFIC INSTRUMENTS-0.82%

     780,000 Millipore Corp.                      $   27,592,500
----------------------------------------------------------------
     600,000 Varian Associates, Inc.                  30,825,000
----------------------------------------------------------------
                                                      58,417,500
----------------------------------------------------------------

             SEMICONDUCTORS-16.86%

   1,200,000 Altera Corp.(a)                          72,600,000
----------------------------------------------------------------
   1,325,000 Analog Devices, Inc.(a)                  47,865,625
----------------------------------------------------------------
   1,800,000 Applied Materials, Inc.(a)               90,225,000
----------------------------------------------------------------
   2,200,000 Atmel Corp.(a)                           68,750,000
----------------------------------------------------------------
     800,000 Cirrus Logic Corp.(a)                    33,700,000
----------------------------------------------------------------
     501,450 Credence Systems Corp.(a)                18,741,694
----------------------------------------------------------------
   1,000,000 Cypress Semiconductor Corp.(a)           35,250,000
----------------------------------------------------------------
     300,000 Electroglas, Inc.(a)                     21,075,000
----------------------------------------------------------------
     150,000 Gasonics International Corp.(a)           4,950,000
----------------------------------------------------------------
   2,500,000 Integrated Device Technology, Inc.       47,500,000
----------------------------------------------------------------
     400,000 Intel Corp.                              27,950,000
----------------------------------------------------------------
     967,000 International Rectifier Corp.(a)         43,635,875
----------------------------------------------------------------
     800,000 KLA Instruments Corp.(a)                 34,200,000
----------------------------------------------------------------
     850,000 LAM Research Corp.(a)                    51,743,750
----------------------------------------------------------------
     580,700 Lattice Semiconductor Corp.(a)           22,792,475
----------------------------------------------------------------
   1,000,000 Linear Technology Corp.                  43,750,000
----------------------------------------------------------------
   1,700,000 LSI Logic Corp.(a)                       80,112,500
----------------------------------------------------------------
     313,800 Maxim Integrated Products, Inc.(a)       23,456,550
----------------------------------------------------------------
   1,000,000 MEMC Electronic Materials, Inc.(a)       32,000,000
----------------------------------------------------------------
   1,150,000 Micron Technology, Inc.                  81,218,750
----------------------------------------------------------------
     558,900 Novellus Systems, Inc.(a)                38,494,238
----------------------------------------------------------------
     409,000 SCI Systems, Inc.(a)                     14,366,125
----------------------------------------------------------------
     600,000 Sierra Semiconductor Corp.(a)            10,725,000
----------------------------------------------------------------
     400,000 Silicon Valley Group, Inc.(a)            12,950,000
----------------------------------------------------------------
   1,000,000 Solectron Corp.(a)                       40,250,000
----------------------------------------------------------------
     333,400 Tencor Instruments(a)                    14,211,175
----------------------------------------------------------------
     770,000 Texas Instruments Inc.                   52,552,500
----------------------------------------------------------------
      32,200 Ultratech Stepper, Inc.(a)                1,288,000
----------------------------------------------------------------
     430,000 Vishay Intertechnology, Inc.(a)          15,157,500
----------------------------------------------------------------
   1,500,000 VLSI Technology, Inc.(a)                 35,250,000
----------------------------------------------------------------
   1,500,000 Xilinx, Inc.(a)                          69,000,000
----------------------------------------------------------------
     500,000 Zilog, Inc.(a)                           17,750,000
----------------------------------------------------------------
                                                   1,203,511,757
----------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                             MARKET VALUE

             SHOES & RELATED APPAREL-0.44%

     500,000 Nine West Group, Inc.(a)              $   22,250,000
-----------------------------------------------------------------
     300,000 Wolverine World Wide, Inc.                 9,000,000
-----------------------------------------------------------------
                                                       31,250,000
-----------------------------------------------------------------

             TELECOMMUNICATIONS-3.00%

     400,000 ADC Telecommunications, Inc.(a)           16,000,000
-----------------------------------------------------------------
     450,000 Allen Group Inc.                          11,025,000
-----------------------------------------------------------------
     500,000 Andrew Corp.(a)                           21,125,000
-----------------------------------------------------------------
     700,000 Aspect Telecommunications Corp.(a)        24,062,500
-----------------------------------------------------------------
     425,000 DSC Communications Corp.(a)               15,725,000
-----------------------------------------------------------------
     250,000 Glenayre Technologies, Inc.(a)            16,062,500
-----------------------------------------------------------------
     512,600 Octel Communications Corp.(a)             17,492,475
-----------------------------------------------------------------
     600,000 Scientific-Atlanta, Inc.                   7,425,000
-----------------------------------------------------------------
     350,000 StrataCom, Inc.(a)                        21,525,000
-----------------------------------------------------------------
     249,100 Tekelec(a)                                 3,611,950
-----------------------------------------------------------------
     750,000 Tellabs, Inc.(a)                          25,500,000
-----------------------------------------------------------------
     112,500 TransPro, Inc.                             1,237,500
-----------------------------------------------------------------
     400,000 U.S. Long Distance Corp.(a)                5,150,000
-----------------------------------------------------------------
     875,000 WorldCom, Inc.(a)                         28,546,875
-----------------------------------------------------------------
                                                      214,488,800
-----------------------------------------------------------------

             TELEPHONE-0.02%

      55,700 Century Telephone Enterprises, Inc.        1,615,300
-----------------------------------------------------------------

             TEXTILES-0.47%

     600,000 Nautica Enterprises, Inc.(a)              20,550,000
-----------------------------------------------------------------
     348,700 Tommy Hilfiger Corp.(a)                   13,294,188
-----------------------------------------------------------------
                                                       33,844,188
-----------------------------------------------------------------

             TRUCKING-0.10%

     391,800 TNT Freightways Corp.                      7,052,400
-----------------------------------------------------------------
             Total Domestic Common Stocks           6,217,881,736
-----------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                           MARKET VALUE
             FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.14%

             AUSTRALIA-0.09%

     480,832 Broken Hill Proprietary Co. Ltd. (Conglomerates)    $    6,512,182
-------------------------------------------------------------------------------

             CANADA-0.22%

     900,000 Corel Corp. (Computer Software/Services)(a)             15,412,500
-------------------------------------------------------------------------------

             FINLAND-0.25%

      23,170 Nokia Corp. (Telecommunications)                         1,325,527
-------------------------------------------------------------------------------
     300,000 Nokia Corp.-ADR (Telecommunications)                    16,725,000
-------------------------------------------------------------------------------
                                                                     18,050,527
-------------------------------------------------------------------------------

             FRANCE-0.23%

      20,000 LVMH Moet Hennessy Louis Vuitton (Beverages-
              Alcoholic)                                              3,979,469
-------------------------------------------------------------------------------
      50,580 Roussel-Uclaf (Medical-Drugs)                            8,295,364
-------------------------------------------------------------------------------
      12,650 Sidel S.A. (Machinery-Miscellaneous)                     4,392,487
-------------------------------------------------------------------------------
                                                                     16,667,320
-------------------------------------------------------------------------------

             GERMANY-0.06%

      13,000 Mannesmann A.G. (Machinery-Miscellaneous)                4,278,834
-------------------------------------------------------------------------------

             HONG KONG-0.15%

   1,000,000 Hutchison Whampoa Ltd. (Conglomerates)                   5,509,655
-------------------------------------------------------------------------------
     628,000 Sun Hung Kai Properties Ltd. (Real Estate)               5,015,585
-------------------------------------------------------------------------------
                                                                     10,525,240
-------------------------------------------------------------------------------

             INDONESIA-0.06%

   1,250,000 PT Bank International Indonesia (Banking)                4,375,826
-------------------------------------------------------------------------------

             IRELAND-0.13%

     221,100 Elan Corp. PLC-ADR (Medical-Drugs)(a)                    8,871,638
-------------------------------------------------------------------------------

             ISRAEL-0.22%

     250,000 Lannet Data Communications Ltd. (Computer
              Networking)(a)                                          7,187,500
-------------------------------------------------------------------------------
     225,000 Teva Pharmaceutical Industries Ltd.-ADR (Medical-
              Drugs)                                                  8,831,250
-------------------------------------------------------------------------------
                                                                     16,018,750
-------------------------------------------------------------------------------

             ITALY-0.05%

   1,074,000 Telecom Italia Mobile S.p.A.
              (Telecommunications)(a)                                 1,806,395
-------------------------------------------------------------------------------
   1,074,000 Telecom Italia S.p.A. (Telecommunications)               1,645,363
-------------------------------------------------------------------------------
                                                                      3,451,758
-------------------------------------------------------------------------------

             JAPAN-0.07%

     120,000 Tokyo Electron Ltd. (Electronic
              Components/Miscellaneous)                               5,208,466
-------------------------------------------------------------------------------

             MALAYSIA-0.11%

     938,000  Malayan Banking Berhad (Banking)                        7,567,493
-------------------------------------------------------------------------------

                           C O N S T E L L A T I O N

 SHARES                                                          MARKET VALUE

             NETHERLANDS-0.72%

     400,000 ASM Lithography Holding N.V. (Semiconductors)(a)   $   19,850,000
------------------------------------------------------------------------------
     400,000 Madge, N.V. (Computer Networking)(a)                   16,750,000
------------------------------------------------------------------------------
     270,500 Philips Electronics N.V.-New York Shares-ADR
              (Electronic Components/Miscellaneous)                 10,448,063
------------------------------------------------------------------------------
      32,850 Ver Ned Uitgever Bezit (Publishing)                     4,605,392
------------------------------------------------------------------------------
                                                                    51,653,455
------------------------------------------------------------------------------

             SPAIN-0.01%

       8,100 Acerinox, S.A. (Metals-Miscellaneous)                     852,771
------------------------------------------------------------------------------

             SWEDEN-0.96%

     140,000 Astra AB (Medical-Drugs)                                5,059,784
------------------------------------------------------------------------------
      60,500 Autoliv AB (Automobile/Trucks Parts & Tires)            3,471,147
------------------------------------------------------------------------------
   2,811,600 Telefonaktiebolaget L.M. Ericsson-ADR
              (Telecommunications)                                  60,054,089
------------------------------------------------------------------------------
                                                                    68,585,020
------------------------------------------------------------------------------

             SWITZERLAND-0.12%

       3,500 BBC Brown Boveri Ltd. (Engineering &
              Construction)                                          4,060,160
------------------------------------------------------------------------------
       5,000 Ciba-Geigy Ltd. (Chemicals)                             4,329,252
------------------------------------------------------------------------------
                                                                     8,389,412
------------------------------------------------------------------------------

             UNITED KINGDOM-0.69%

   2,700,000 Burton Group PLC (Retail-Stores)                        4,300,790
------------------------------------------------------------------------------
   1,075,000 Danka Business Systems PLC-ADR (Office
              Automation)                                           36,012,500
------------------------------------------------------------------------------
     390,000 Granada Group PLC (Leisure & Recreation)                4,165,138
------------------------------------------------------------------------------
     210,000 Thorn EMI PLC (Leisure & Recreation)                    4,890,593
------------------------------------------------------------------------------
                                                                    49,369,021
------------------------------------------------------------------------------
               Total Foreign Stocks & Other Equity Interests       295,790,213
------------------------------------------------------------------------------

                           C O N S T E L L A T I O N

 PRINCIPAL
 AMOUNT                                                          MARKET VALUE

                MASTER NOTE AGREEMENT-1.07%

 $76,500,000    Citicorp Securities, Inc., 6.125%,
                 03/11/96(b)                                    $   76,500,000
-------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS-4.27%(c)

  43,781,167    Daiwa Securities America, Inc., 5.90%,
                 11/01/95(d)                                        43,781,167
-------------------------------------------------------------------------------
 261,000,000    Goldman, Sachs & Co. Inc., 5.90%, 11/01/95(e)      261,000,000
-------------------------------------------------------------------------------
                Total Repurchase Agreements                        304,781,167
-------------------------------------------------------------------------------

                U.S. TREASURY SECURITIES-3.77%

                U.S. TREASURY BILLS-3.06%(f)
 195,000,000(g)  5.48%, 11/16/95                                   194,561,135
-------------------------------------------------------------------------------
  25,000,000    5.22%, 06/27/96                                     24,132,000
-------------------------------------------------------------------------------
                                                                   218,693,135
-------------------------------------------------------------------------------

                U.S. TREASURY NOTES-0.71%

  15,000,000    5.50%, 04/30/96                                     15,000,900
-------------------------------------------------------------------------------
  35,000,000    7.625%, 04/30/96                                    35,357,000
-------------------------------------------------------------------------------
                                                                    50,357,900
-------------------------------------------------------------------------------
                Total U.S. Treasury Securities                     269,051,035
-------------------------------------------------------------------------------
                TOTAL INVESTMENTS-100.35%                        7,164,004,151
-------------------------------------------------------------------------------
                OTHER ASSETS LESS LIABILITIES-(0.35)%              (24,736,094)
-------------------------------------------------------------------------------
                NET ASSETS-100.00%                              $7,139,268,057
===============================================================================

Abbreviation:

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on October 31, 1995.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(d) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury obligations, 8.375% due 08/15/08.
(e) Joint repurchase agreement entered into 10/31/95 with a maturing value of $360,681,783. Collateralized by $341,411,000 U.S. Treasury obligations, 5.625% to 12.00% due 11/15/95 to 02/15/25.
(f) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.

See Notes to Financial Statements.

                           C O N S T E L L A T I O N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $5,084,052,318)        $7,164,004,151
------------------------------------------------------------------------
Foreign currencies, at market value (cost $13,642,266)        13,495,706
------------------------------------------------------------------------
Receivables for:
  Investments sold                                            28,101,604
------------------------------------------------------------------------
  Capital stock sold                                          50,215,325
------------------------------------------------------------------------
  Dividends and interest                                       1,095,114
------------------------------------------------------------------------
Investment for deferred compensation plan                         35,624
------------------------------------------------------------------------
Other assets                                                     100,373
------------------------------------------------------------------------
    Total assets                                           7,257,047,897
------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                       57,630,332
------------------------------------------------------------------------
  Capital stock reacquired                                    50,907,595
------------------------------------------------------------------------
  Variation margin                                             1,239,750
------------------------------------------------------------------------
  Deferred compensation                                           35,624
------------------------------------------------------------------------
Accrued advisory fees                                          3,602,549
------------------------------------------------------------------------
Accrued administrative services fees                              14,663
------------------------------------------------------------------------
Accrued directors' fees                                            3,850
------------------------------------------------------------------------
Accrued distribution fees                                      2,624,668
------------------------------------------------------------------------
Accrued transfer agent fees                                      439,464
------------------------------------------------------------------------
Accrued operating expenses                                     1,281,345
------------------------------------------------------------------------
    Total liabilities                                        117,779,840
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $7,139,268,057
========================================================================

NET ASSETS:

Class A                                                   $7,000,350,013
========================================================================
Institutional Class                                       $  138,918,044
========================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
 Authorized                                                  750,000,000
------------------------------------------------------------------------
 Outstanding                                                 295,483,948
========================================================================
Institutional Class:
 Authorized                                                  200,000,000
------------------------------------------------------------------------
 Outstanding                                                   5,775,803
========================================================================

CLASS A:

 Net asset value and redemption price per share                   $23.69
========================================================================
 Offering price per share:
  (Net asset value of $23.69 divided by 94.50%)                   $25.07
========================================================================

INSTITUTIONAL CLASS:

 Net asset value, offering and redemption price per share         $24.05
========================================================================

See Notes to Financial Statements.

                           C O N S T E L L A T I O N

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $322,914 foreign withholding tax)        $   14,062,451
--------------------------------------------------------------------------
Interest                                                       27,896,762
--------------------------------------------------------------------------
   Total investment income                                     41,959,213
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  31,803,884
--------------------------------------------------------------------------
Administrative services fees                                      173,257
--------------------------------------------------------------------------
Custodian fees                                                    568,906
--------------------------------------------------------------------------
Directors' fees                                                    44,198
--------------------------------------------------------------------------
Distribution fees-Class A                                      14,905,705
--------------------------------------------------------------------------
Transfer agent fees-Class A                                     9,158,530
--------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             5,273
--------------------------------------------------------------------------
Other                                                           2,078,095
--------------------------------------------------------------------------
   Total expenses                                              58,737,848
--------------------------------------------------------------------------
Less fees waived by advisor                                      (761,655)
--------------------------------------------------------------------------
   Net expenses                                                57,976,193
--------------------------------------------------------------------------
Net investment income (loss)                                  (16,016,980)
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain on sales of:
  Investment securities                                       198,443,948
--------------------------------------------------------------------------
  Foreign currencies                                              225,354
--------------------------------------------------------------------------
  Futures contracts                                            38,758,395
--------------------------------------------------------------------------
                                                              237,427,697
--------------------------------------------------------------------------

Unrealized appreciation (depreciation) of:

  Investment securities                                     1,310,161,937
--------------------------------------------------------------------------
  Foreign currencies                                             (529,855)
--------------------------------------------------------------------------
  Futures contracts                                            (2,597,985)
--------------------------------------------------------------------------
                                                            1,307,034,097
--------------------------------------------------------------------------
Net gain on investment securities, foreign currencies and
 futures contracts                                          1,544,461,794
--------------------------------------------------------------------------
Net increase in net assets resulting from operations       $1,528,444,814
==========================================================================


See Notes to Financial Statements.

                           C O N S T E L L A T I O N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                   1995            1994
OPERATIONS:

  Net investment income (loss)                $  (16,016,980) $   (4,773,452)
-----------------------------------------------------------------------------
  Net realized gain on sales of investment
   securities,
   foreign currencies and futures contracts      237,427,697     113,271,698
-----------------------------------------------------------------------------
  Unrealized appreciation of investment
   securities,
   foreign currencies and futures contracts    1,307,034,097     137,121,005
-----------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                 1,528,444,814     245,619,251
-----------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains on investment securities:
  Class A                                       (107,823,749)             --
-----------------------------------------------------------------------------
  Institutional Class                             (1,218,145)             --
-----------------------------------------------------------------------------
Share transactions - net:
  Class A                                      1,878,176,040     726,623,024
-----------------------------------------------------------------------------
  Institutional Class                             75,813,810      24,797,834
-----------------------------------------------------------------------------
   Net increase in net assets                  3,373,392,770     997,040,109
-----------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                          3,765,875,287   2,768,835,178
-----------------------------------------------------------------------------
  End of period                               $7,139,268,057  $3,765,875,287
=============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)  $4,828,771,443  $2,890,417,744
-----------------------------------------------------------------------------
  Undistributed net investment income (loss)         (54,010)             --
-----------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investment securities, foreign currencies
   and futures contracts                         231,637,155     103,578,171
-----------------------------------------------------------------------------
  Unrealized appreciation of investment
   securities, foreign currencies and futures
   contracts                                   2,078,913,469     771,879,372
-----------------------------------------------------------------------------
                                              $7,139,268,057  $3,765,875,287
=============================================================================



See Notes to Financial Statements.

                           C O N S T E L L A T I O N

NOTES TO FINANCIAL STATEMENTS

October 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios:
AIM Constellation Fund, AIM Weingarten Fund, AIM Charter Fund and AIM Aggressive Growth Fund. The Fund currently offers two different classes of shares: the Class A shares (formerly "Retail Class") and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1995, $326,819 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments of foreign currency transactions. In addition, $15,636,151 was reclassified from net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by

                           C O N S T E L L A T I O N

 "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1995, AIM waived fees of $761,655. The waiver is entirely voluntary and the Board of Directors would be advised of any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM. These agreements require AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $173,257 for such services.
 The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the year ended October 31, 1995, AFS was paid $4,943,213 for such services. During the year ended October 31, 1995, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $2,790 for shareholder and transfer agency services. Effective July 1, 1995, AIFS became the exclusive transfer agent for the Institutional Class of the Fund.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the year ended October 31, 1995, the Class A shares paid AIM Distributors $14,905,705 as compensation under the Plan.
 AIM Distributors received commissions of $13,146,761 from Class A capital stock transactions during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
 During the year ended October 31, 1995 the Fund paid legal fees of $14,394 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                           C O N S T E L L A T I O N

NOTE 4 - BANK BORROWINGS

The Fund has a $83,100,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 5 - AFFILIATED COMPANY TRANSACTIONS

Affiliated issuers, as defined in the 1940 Act, are issuers in which the Fund held 5% or more of the outstanding voting securities. A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1995, is as follows:

                        SHARE                                              SHARE      MARKET
                       BALANCE                                            BALANCE      VALUE
                     OCTOBER 31, PURCHASES            REALIZED DIVIDEND OCTOBER 31, OCTOBER 31,
NAME OF ISSUER:         1994       COST    SALES COST   GAIN    INCOME     1995        1995
Roosevelt Financial
 Group, Inc.           315,000       $0    $4,779,251 $392,937 $30,943       $0          $0
===============================================================================================

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $4,071,335,941 and $2,213,924,196, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1995, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities    $2,178,971,166
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (99,425,248)
-----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $2,079,545,918
=============================================================================

Cost of investments for tax purposes is $5,084,458,233.

NOTE 7- FUTURES CONTRACT

On October 31, 1995, $9,668,000 U.S. Treasury bills were pledged as collateral to cover margin requirements for futures contracts.

 Futures contracts outstanding at October 31, 1995:
  (Contracts--$500 times index/delivery month/commitment)

                                         UNREALIZED
                                        APPRECIATION
                                       (DEPRECIATION)
S&P 500 Index 370 contracts/Dec95/Buy    $  749,250
S&P 500 Index 500 contracts/Mar96/Buy    (1,642,375)
=====================================================

NOTE 8 - CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1995 and 1994 were as follows:

                                    1995                          1994
                        -----------------------------  ---------------------------
                           SHARES         AMOUNT         SHARES         AMOUNT
                        ------------  ---------------  -----------  --------------
Sold:
 Institutional Class       5,036,915  $   105,368,663    1,908,947  $   33,070,778
-----------------------------------------------------------------------------------
 Class A                 214,014,863    4,411,919,689  100,598,652   1,751,901,830
-----------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
 Institutional Class          60,580        1,019,563           --              --
-----------------------------------------------------------------------------------
 Class A                   6,006,043       99,940,399           --              --
-----------------------------------------------------------------------------------
Reacquired:
 Institutional Class      (1,476,157)     (30,574,416)    (474,909)     (8,272,944)
-----------------------------------------------------------------------------------
 Class A                (128,002,913)  (2,633,684,048) (58,902,798) (1,025,278,806)
-----------------------------------------------------------------------------------
                          95,639,331  $ 1,953,989,850   43,129,892  $  751,420,858
===================================================================================

                           C O N S T E L L A T I O N

NOTE 9 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share outstanding of the Institutional Class during the three-year period ended October 31, 1995 and the period April 8, 1992 (date operations commenced) through October 31, 1992.

                                      1995        1994     1993     1992
                                    --------     -------  -------  ------
Net asset value, beginning of
 period                               $18.49      $17.13   $13.27  $12.29
----------------------------------  --------     -------  -------  ------
Income from investment operations:
 Net investment income (loss)           0.02        0.03       --   (0.01)
----------------------------------  --------     -------  -------  ------
 Net gains on securities (both
  realized and unrealized)              6.06        1.33     3.86    0.99
----------------------------------  --------     -------  -------  ------
 Total from investment operations       6.08        1.36     3.86    0.98
----------------------------------  --------     -------  -------  ------
Less distributions:
 Distributions from capital gains      (0.52)         --       --      --
----------------------------------  --------     -------  -------  ------
Net asset value, end of period        $24.05      $18.49   $17.13  $13.27
==================================  ========     =======  =======  ======
Total return(a)                        34.09%       7.94%   29.09%   7.97%
==================================  ========     =======  =======  ======
Net assets, end of period (000s
 omitted)                           $138,918     $39,847  $12,338  $3,087
==================================  ========     =======  =======  ======
Ratio of expenses to average net
 assets                                 0.66%(b)    0.69%    0.87%   0.91%(c)
==================================  ========     =======  =======  ======
Ratio of net investment income
 (loss) to average net assets           0.18%(b)    0.36%    0.04%  (0.12)%(c)
==================================  ========     =======  =======  ======
Portfolio turnover rate                   45%         79%      70%     62%
==================================  ========     =======  =======  ======

(a) For periods less than one year, total return is not annualized.
(b) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees were 0.68% and 0.16%, respectively. Ratios are based on average net assets of $78,053,151.
(c) After expense reimbursements. Annualized.

                           C O N S T E L L A T I O N

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Constellation Fund:

We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987, in conformity with generally accepted accounting principles.


                               KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                           C O N S T E L L A T I O N


Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                   OFFICE OF THE FUND
                                                                                       11 Greenway Plaza
Charles T. Bauer                            Charles T. Bauer                           Suite 1919
Chairman and Chief Executive Officer        Chairman                                   Houston, TX 77046
A I M Management Group Inc.
                                            Robert H. Graham                           INVESTMENT ADVISOR
Bruce L. Crockett                           President                                  A I M Advisors, Inc.
Director, President, and Chief                                                         11 Greenway Plaza
Executive Officer                           John J. Arthur                             Suite 1919
COMSAT Corporation                          Senior Vice President and Treasurer        Houston, TX 77046

Owen Daly II                                Gary T. Crum                               TRANSFER AGENT
Director                                    Senior Vice President                      A I M Institutional Fund
Cortland Trust Inc.                                                                    Services, Inc.
                                            Jonathan C. Schoolar                       11 Greenway Plaza
Carl Frischling                             Senior Vice President                      Suite 1919                            .
Partner                                                                                Houston, TX 77046
Kramer, Levin, Naftalis, Nessen,            Carol F. Relihan
Kamin & Frankel                             Vice President and Secretary               CUSTODIAN
                                                                                       State Street Bank and Trust
Robert H. Graham                            Melville B. Cox                            Company
President and Chief Operating Officer       Vice President                             225 Franklin Street
A I M Management Group Inc.                                                            Boston, MA 02110
                                            Dana R. Sutton
John F. Kroeger                             Vice President and Assistant Treasurer     COUNSEL TO THE FUND
Formerly, Consultant                                                                   Ballard Spahr
Wendell & Stockel Associates, Inc.          P. Michelle Grace                          Andrews & Ingersoll
                                            Assistant Secretary                        1735 Market Street
Lewis F. Pennock                                                                       Philadelphia, PA 19103
Attorney                                    Nancy L. Martin
                                            Assistant Secretary                        COUNSEL TO THE DIRECTORS
Ian W. Robinson                                                                        Kramer, Levin, Naftalis,
Consultant; Former Executive                Ofelia M. Mayo                             Nessen, Kamin & Frankel
Vice President and                          Assistant Secretary                        919 Third Avenue
Chief Financial Officer                                                                New York, NY 10022
Bell Atlantic Management                    Kathleen J. Pflueger
Services, Inc.                              Assistant Secretary                        DISTRIBUTOR
                                                                                       Fund Management Company
Louis S. Sklar                              Samuel D. Sirko                            P.O. Box 4333
Executive Vice President                    Assistant Secretary                        Houston, TX 77210-4333
Hines Interests
Limited Partnership                         Stephen I. Winer                           AUDITORS
                                            Assistant Secretary                        KPMG Peat Marwick LLP
                                                                                       700 Louisiana
                                            Mary J. Benson                             NationsBank Bldg.
                                            Assistant Treasurer                        Houston, TX 77002



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund distributed long-term capital gains of $0.52 per share during its tax year ended October 31, 1995.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                           C O N S T E L L A T I O N

    Important
Fund Disclosures

AIM WEINGARTEN FUND
For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

* AIM Weingarten Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
*   One-year results include reinvested distributions of $1.905 per share.
* The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
* The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold these same securities.
*   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

* Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
* Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks. The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
* An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

---------------------------------------------------

             AVERAGE ANNUAL TOTAL RETURNS
              For Periods Ended 10/31/95

        1 Year                        28.69%
        3 Years                       12.69
        Inception (10/8/91)           12.10
---------------------------------------------------


                 AIM Weingarten Fund        S&P 500       Lipper Growth
 Date           (Institutional Class)     Stock Index       Fund Index
------          --------------------     -----------     -------------
10/8/91               10,000               10,000             10,000
10/91                 10,368               10,310             10,165
10/92                 11,110               11,333             10,959
10/93                 11,836               13,020             13,039
10/94                 12,354               13,524             13,306
10/95                 15,898               17,089             16,496


                  Past performance is no guarantee of comparable future results.

                              W E I N G A R T E N

                                                                Management's
                                                           Discussion & Analysis
TECHNOLOGY STOCKS PROPEL MARKETS
TO RECORD LEVELS

   ---------------------------

   The much-noted aging of the

       American population,

     combined with an ongoing

    search for ways to contain

    the rising cost of health

        care, has created

    significant opportunities.

   ---------------------------

Healthy corporate profits exceeded analysts' expectations and propelled stocks through record highs in 1995. The strength was broad-based, resuscitating large-capitalization stocks, which had been out of favor for three years. The popular Dow Jones Industrial Average sailed past 4000 on February 23, 1995, and then topped 5000 on November 21, 1995.
  Spearheaded by the powerful technology stock advance, the broader NASDAQ overtook its large-cap cousins in June of 1995 to finish the reporting period well ahead of the pack.
  The stars of the technology group were inarguably the semiconductor stocks. As of June 30, 1995, semiconductor stocks were up an astonishing 94% in just six months, according to Barron's. Other technology sectors were also strong, such as aerospace and defense, software, and industrial technology companies. Also strong were beneficiaries of stable interest rates such as banks and thrifts, and consumer cyclical stocks in airlines, leisure and recreation companies, and restaurants.
  In September and October, the market took a well-deserved respite as concern surfaced that third-quarter 1995 earnings reports, particularly in the technology group, would fall below expectations. Some earnings disappointment in certain big names such as Intel, Microsoft, Nokia, and IBM initiated profit-taking, which temporarily suspended the market's advance. Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, with 14% on target, and 31% below expectations. These results compared favorably with second-quarter reports, of which 57% exceeded expectations and 30% were below target.
  With investor confidence renewed, at least for the near term, the market gathered strength for its next advance. Focus turned from corporate earnings to the growing gridlock in Congress over the proposals to balance the burgeoning budget. The Federal Reserve Board declined to implement its much-anticipated interest rate cut pending some positive resolution to the budget debate.

YOUR INVESTMENT PORTFOLIO
AIM Weingarten Fund's earnings-driven investment strategy led it into three main sectors during the reporting period, and these sectors provided a major portion of your Fund's 28.69% total annual return during the fiscal year covered by this report.
  . TECHNOLOGY. Once again, the Fund's most extensive holdings were in the technology sector as many of these stocks continued to report robust earnings. As the fiscal year drew to a close, however, the Fund's weighting in the technology sector had dropped from 45% to 35% as a result of lower-than-expected earnings reports from several companies. The Fund reduced or eliminated holdings in Motorola and Silicon Graphics, among others, when earnings momentum in those companies fell short of

-------------------------------------------------------------------------------

TOP 10 EQUITIES                        TOP 10 INDUSTRIES

(as of 10/31/95)                       (as of 10/31/95)

 1.  APPLIED MATERIALS, INC.             1.  SEMICONDUCTORS
 2.  PHILIP MORRIS COMPANIES, INC.       2.  MEDICAL (DRUGS)
 3.  MICRON TECHNOLOGY INC.              3.  FINANCE (CONSUMER CREDIT)
 4.  TEXAS INSTRUMENTS INC.              4.  COMPUTER SOFTWARE/SERVICES
 5.  CISCO SYSTEMS, INC.                 5.  RETAIL (STORES)
 6.  COMPUTER ASSOCIATES                 6.  COMPUTER MINI/PCS
     INTERNATIONAL, INC.                 7.  COMPUTER NETWORKING
 7.  LAM RESEARCH CORP.                  8.  MEDICAL (PATIENT SERVICES)
 8.  SCHERING-PLOUGH CORP.               9.  TELECOMMUNICATIONS
 9.  TERADYNE INC.                      10.  MEDICAL (INSTRUMENTS/
10.  VARIAN ASSOCIATES, INC.                 PRODUCTS
-------------------------------------------------------------------------------

                   See important Fund disclosure on page 49.

                              W E I N G A R T E N

-------------------------------------------------------

ONE-YEAR PERFORMANCE COMPARISON
TOTAL RETURN FOR FISCAL YEAR ENDED 10/31/95

Weingarten Fund Institutional Class            28.69%
Lipper Growth Fund Index                       23.98%
S&P 500                                        26.36%

-------------------------------------------------------

AIM's investment philosophy criteria.
  In addition, the Fund's holdings shifted from makers of generic computer chips to companies that produce more sophisticated capital equipment. Thus, holdings of semiconductor makers were down from approximately 18% of the portfolio to roughly 14%.
  . FINANCIAL STOCKS. This sector has been enjoying the declining interest rate environment that has existed since the Federal Reserve Board completed its year-long run-up of short-term rates early in 1995. Nonbank financial companies have been especially attractive, including such brokerage/financial services firms as American Express and Dean Witter. The Fund also benefited from the Chase-Chemical Bank merger announced shortly before the close of the fiscal year.
  . HEALTH CARE. The much-noted aging of the American population, combined with an ongoing search for ways to contain the rising cost of health care, has created significant opportunities. Health-care firms that enhance productivity have produced especially attractive returns.
  For example, pharmaceutical advances and improved devices can lower the intrusiveness of medical procedures, thereby shortening the length of hospital stays. The Fund holds several significant domestic pharmaceutical firms, including Merck & Co. and Pfizer Inc. The portfolio also includes such foreign firms as Sweden's Pharmacia, which is becoming an increasingly important global player in this industry.
  As of October 31, 1995, the Fund's portfolio comprised 203 holdings. Of course, the Fund's holdings are subject to change, and there is no guarantee it will continue to hold any particular security.

OUTLOOK FOR THE FUTURE
At this writing, the market has surpassed the Dow 5000 level. Yet many analysts maintain that this aging bull market--the Dow has gone a record 61 months without experiencing a 10% correction--may have plenty of steam left. Barron's recently reported analysts' estimates that projected the Dow well past 5500 during the coming year.
  Of course, a significant complement of market strategists also believe a correction is due.
  Rather than make any projections of future market performance, AIM remains committed to its disciplined investment strategy, which helps us determine, on a company-by-company basis, which stocks to own and which to sell--without the guesswork of market timing.

                   See important Fund disclosure on page 49.

                              W E I N G A R T E N

           Financials

SCHEDULE OF INVESTMENTS

October 31, 1995

 SHARES                                                MARKET VALUE

            DOMESTIC COMMON STOCKS - 82.38%

            AEROSPACE/DEFENSE - 0.89%

    350,000 Boeing Co.                                $   22,968,750
--------------------------------------------------------------------
    116,600 Raytheon Co.                                   5,086,675
--------------------------------------------------------------------
    150,000 United Technologies Corp.                     13,312,500
--------------------------------------------------------------------
                                                          41,367,925
--------------------------------------------------------------------

            APPLIANCES - 0.87%

  1,000,000 Newell Co.                                    24,125,000
--------------------------------------------------------------------
    350,000 Premark International Inc.                    16,187,500
--------------------------------------------------------------------
                                                          40,312,500
--------------------------------------------------------------------

            AUTOMOBILE(MANUFACTURERS) - 0.25%

    225,000 Chrysler Corp.                                11,615,625
--------------------------------------------------------------------

            AUTOMOBILE/TRUCKS PARTS & TIRES - 0.61%

    800,000 Echlin Inc.                                   28,600,000
--------------------------------------------------------------------

            BANKING - 2.38%

    455,000 Chase Manhattan Corp.                         25,935,000
--------------------------------------------------------------------
  1,250,000 CoreStates Financial Corp.                    45,468,750
--------------------------------------------------------------------
    463,600 Norwest Bank Corp.                            13,676,200
--------------------------------------------------------------------
  1,000,000 Southern National Corp.                       25,750,000
--------------------------------------------------------------------
                                                         110,829,950
--------------------------------------------------------------------

            BEVERAGES - 1.02%

    900,000 PepsiCo Inc.                                  47,475,000
--------------------------------------------------------------------

            BUILDING MATERIALS - 0.89%

    548,900 Black & Decker Corp.                          18,593,988
--------------------------------------------------------------------
    275,000 Georgia-Pacific Corp.                         22,687,500
--------------------------------------------------------------------
                                                          41,281,488
--------------------------------------------------------------------

            BUSINESS SERVICES - 2.21%

    330,000 Equifax, Inc.                                 12,870,000
--------------------------------------------------------------------
    684,800 Healthcare COMPARE Corp.(a)                   25,337,600
--------------------------------------------------------------------
  1,000,000 Manpower Inc.                                 27,125,000
--------------------------------------------------------------------
    712,000 Olsten Corp.                                  27,412,000
--------------------------------------------------------------------
    368,900 ServiceMaster L.P.                            10,467,538
--------------------------------------------------------------------
                                                         103,212,138
--------------------------------------------------------------------

            CHEMICALS (SPECIALTY) - 0.45%

    375,000 W.R. Grace & Co.                              20,906,250
--------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                MARKET VALUE

            COMPUTER MAINFRAMES - 0.73%

    350,000 International Business Machines Corp.     $   34,037,500
--------------------------------------------------------------------

            COMPUTER MINI/PCS - 3.61%

    900,000 COMPAQ Computer Corp.(a)                      50,175,000
--------------------------------------------------------------------
  1,000,000 Dell Computer Corp.                           46,625,000
--------------------------------------------------------------------
    250,000 Digital Equipment Corp.(a)                    13,531,250
--------------------------------------------------------------------
    456,600 Hewlett-Packard Co.                           42,292,575
--------------------------------------------------------------------
    200,000 Sun Microsystems Inc.(a)                      15,600,000
--------------------------------------------------------------------
                                                         168,223,825
--------------------------------------------------------------------

            COMPUTER NETWORKING - 3.51%

    725,000 Bay Networks Inc.(a)                          48,031,250
--------------------------------------------------------------------
    250,000 Cabletron Systems, Inc.(a)                    19,656,250
--------------------------------------------------------------------
    750,000 Cisco Systems, Inc.(a)                        58,125,000
--------------------------------------------------------------------
    800,000 3Com Corp.(a)                                 37,600,000
--------------------------------------------------------------------
                                                         163,412,500
--------------------------------------------------------------------

            COMPUTER PERIPHERALS - 0.92%

    500,000 Adaptec Inc.(a)                               22,250,000
--------------------------------------------------------------------
    464,600 Seagate Technology Inc.(a)                    20,790,850
--------------------------------------------------------------------
                                                          43,040,850
--------------------------------------------------------------------

            COMPUTER SOFTWARE/SERVICES - 4.98%

    347,700 Adobe Systems, Inc.                           19,818,900
--------------------------------------------------------------------
  1,000,000 BMC Software, Inc.(a)                         35,625,000
--------------------------------------------------------------------
  1,050,000 Cadence Design Systems, Inc.(a)               33,862,500
--------------------------------------------------------------------
  1,000,000 Computer Associates International, Inc.       55,000,000
--------------------------------------------------------------------
    489,300 FTP Software, Inc.(a)                         13,211,100
--------------------------------------------------------------------
    675,000 Mentor Graphics Corp.(a)                      14,175,000
--------------------------------------------------------------------
    115,000 Microsoft Corp.(a)                            11,500,000
--------------------------------------------------------------------
    433,000 Policy Management Systems Corp.(a)            20,405,125
--------------------------------------------------------------------
    417,500 SoftKey International Inc.(a)                 13,151,250
--------------------------------------------------------------------
    332,900 Sterling Software, Inc.(a)                    15,355,013
--------------------------------------------------------------------
                                                         232,103,888
--------------------------------------------------------------------

            CONGLOMERATES - 1.26%

     50,200 Dial Corp. (The)                               1,223,625
--------------------------------------------------------------------
    200,000 Du Pont De Nemours                            12,475,000
--------------------------------------------------------------------
    160,700 Federal Signal Corp.                           3,595,663
--------------------------------------------------------------------
    180,000 Loews Corp.                                   26,392,500
--------------------------------------------------------------------
    250,100 Tyco International Ltd.                       15,193,575
--------------------------------------------------------------------
                                                          58,880,363
--------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                    MARKET VALUE

            CONTAINERS - 0.58%

    523,100 Ball Corp.                                    $   14,450,638
------------------------------------------------------------------------
    275,000 First Brands Corp.                                12,581,250
------------------------------------------------------------------------
                                                              27,031,888
------------------------------------------------------------------------

            COSMETICS & TOILETRIES - 0.51%

    256,600 Alberto-Culver Co.                                 6,928,200
------------------------------------------------------------------------
    100,000 Gillette Co. (The)                                 4,837,500
------------------------------------------------------------------------
    150,000 Procter & Gamble Co.                              12,150,000
------------------------------------------------------------------------
                                                              23,915,700
------------------------------------------------------------------------

            ELECTRONIC COMPONENTS/MISCELLANEOUS - 2.01%

    622,800 Anixter International Inc.(a)                     11,911,050
------------------------------------------------------------------------
     49,900 AVX Corp.                                          1,553,138
------------------------------------------------------------------------
    449,700 Tektronix, Inc.                                   26,644,725
------------------------------------------------------------------------
  1,600,000 Teradyne, Inc.(a)                                 53,400,000
------------------------------------------------------------------------
                                                              93,508,913
------------------------------------------------------------------------

            ELECTRONIC/DEFENSE - 0.26%

    200,000 Sundstrand Corp.                                  12,250,000
------------------------------------------------------------------------

            ELECTRONIC/PC DISTRIBUTORS - 2.01%

    850,000 Arrow Electronics, Inc.(a)                        43,137,500
------------------------------------------------------------------------
  1,000,000 Avnet, Inc.                                       50,375,000
------------------------------------------------------------------------
                                                              93,512,500
------------------------------------------------------------------------

            FINANCE (ASSET MANAGEMENT) - 1.03%

    668,600 Finova Group, Inc.                                30,254,150
------------------------------------------------------------------------
    815,600 PaineWebber Group, Inc.                           17,943,200
------------------------------------------------------------------------
                                                              48,197,350
------------------------------------------------------------------------

            FINANCE (CONSUMER CREDIT) - 5.91%

    300,000 American Express Co.                              12,187,500
------------------------------------------------------------------------
  1,196,800 Countrywide Credit Industries, Inc.               26,479,200
------------------------------------------------------------------------
    450,000 Dean Witter Discover & Co.                        22,387,500
------------------------------------------------------------------------
    500,000 Federal Home Loan Mortgage Corp.                  34,625,000
------------------------------------------------------------------------
     33,700 Federal National Mortgage Association              3,534,288
------------------------------------------------------------------------
    800,000 First USA, Inc.                                   36,800,000
------------------------------------------------------------------------
  1,608,200 Green Tree Acceptance, Inc.                       42,818,325
------------------------------------------------------------------------
  1,088,200 MBNA Corp.                                        40,127,375
------------------------------------------------------------------------
    650,000 Mercury Finance Co.                               12,512,500
------------------------------------------------------------------------
    252,300 PMI Group, Inc. (The)                             12,110,400
------------------------------------------------------------------------
    250,000 Student Loan Marketing Association                14,718,750
------------------------------------------------------------------------
     51,400 SunAmerica, Inc.                                   3,199,650
------------------------------------------------------------------------
    500,000 United Companies Financial Corp.                  14,125,000
------------------------------------------------------------------------
                                                             275,625,488
------------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                MARKET VALUE

            FINANCE (SAVINGS & LOAN) - 0.45%

    783,800 Greenpoint Financial Corp.                $   21,162,600
--------------------------------------------------------------------

            FOOD PROCESSING - 0.73%

    300,000 ConAgra, Inc.                                 11,587,500
--------------------------------------------------------------------
    651,600 Hudson Foods, Inc.                             9,203,850
--------------------------------------------------------------------
    394,233 Lancaster Colony Corp.                        13,108,247
--------------------------------------------------------------------
                                                          33,899,597
--------------------------------------------------------------------

            FUNERAL SERVICES - 0.78%

     61,200 Loewen Group, Inc.                             2,450,870
--------------------------------------------------------------------
    840,200 Service Corp. International                   33,713,025
--------------------------------------------------------------------
                                                          36,163,895
--------------------------------------------------------------------

            HOTELS/MOTELS - 0.33%

    600,000 La Quinta Motor Inns, Inc.                    15,450,000
--------------------------------------------------------------------

            INSURANCE (MULTI-LINE PROPERTY) - 1.59%

    750,000 ACE, Ltd.                                     25,500,000
--------------------------------------------------------------------
    250,000 CIGNA Corp.                                   24,781,250
--------------------------------------------------------------------
     76,900 General Re Corp.                              11,140,888
--------------------------------------------------------------------
    218,300 Mid Ocean Ltd.                                 7,722,363
--------------------------------------------------------------------
    236,600 Prudential Reinsurance Holdings(a)             4,820,725
--------------------------------------------------------------------
                                                          73,965,226
--------------------------------------------------------------------

            LEISURE & RECREATION - 0.75%

  1,003,900 Carnival Cruise Lines, Inc.                   23,340,675
--------------------------------------------------------------------
    400,000 Mattel, Inc.                                  11,500,000
--------------------------------------------------------------------
                                                          34,840,675
--------------------------------------------------------------------

            MACHINERY (HEAVY) - 0.25%

    300,000 Case Corp.                                    11,437,500
--------------------------------------------------------------------

            MACHINERY (MISCELLANEOUS) - 1.52%

  1,600,000 American Standard Companies(a)                42,800,000
--------------------------------------------------------------------
    610,350 Thermo Electron Corp.(a)                      28,076,100
--------------------------------------------------------------------
                                                          70,876,100
--------------------------------------------------------------------

            MEDICAL (DRUGS) - 5.55%

    600,000 Abbott Laboratories                           23,850,000
--------------------------------------------------------------------
    425,000 American Home Products Corp.                  37,665,625
--------------------------------------------------------------------
    590,000 AmeriSource Health Corp.(a)                   16,077,500
--------------------------------------------------------------------
    357,700 Cardinal Health, Inc.                         18,376,838
--------------------------------------------------------------------
    781,400 Mallinckrodt Group, Inc.                      27,153,650
--------------------------------------------------------------------
    225,000 Merck & Co., Inc.                             12,937,500
--------------------------------------------------------------------
  1,432,100 Mylan Laboratories, Inc.                      27,209,900
--------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                               MARKET VALUE

            Medical (Drugs) - continued

    470,000 Pfizer, Inc.                             $   26,966,250
-------------------------------------------------------------------
      7,500 Rhone-Poulenc Rorer Inc.                        353,438
-------------------------------------------------------------------
  1,000,000 Schering-Plough Corp.                        53,625,000
-------------------------------------------------------------------
    325,000 Watson Pharmaceuticals, Inc.(a)              14,543,750
-------------------------------------------------------------------
                                                        258,759,451
-------------------------------------------------------------------

            MEDICAL (INSTRUMENTS/PRODUCTS) - 2.90%

    325,000 Baxter International Inc.                    12,553,125
-------------------------------------------------------------------
    200,000 Becton, Dickinson & Co.                      13,000,000
-------------------------------------------------------------------
    744,600 Biomet, Inc.(a)                              12,378,975
-------------------------------------------------------------------
    216,600 Boston Scientific Corp.(a)                    9,124,275
-------------------------------------------------------------------
    100,000 Cordis Corp. (a)                             11,050,000
-------------------------------------------------------------------
    601,300 Heart Technology Inc.(a)                     17,137,050
-------------------------------------------------------------------
    406,400 Medtronic, Inc.                              23,469,600
-------------------------------------------------------------------
    200,000 St. Jude Medical, Inc.                       10,650,000
-------------------------------------------------------------------
     75,000 Stryker Corp.                                 3,384,375
-------------------------------------------------------------------
    525,000 Sybron International Corp.(a)                22,312,500
-------------------------------------------------------------------
                                                        135,059,900
-------------------------------------------------------------------

            MEDICAL (PATIENT SERVICES) - 3.49%

    822,500 Apria Healthcare Group, Inc.(a)              17,786,563
-------------------------------------------------------------------
    500,000 Columbia/HCA Healthcare Corp.                24,562,500
-------------------------------------------------------------------
    510,000 Health Management Associates, Inc.(a)        10,965,000
-------------------------------------------------------------------
    500,000 Healthsource, Inc.(a)                        26,500,000
-------------------------------------------------------------------
  1,800,000 Healthsouth Corp.(a)                         47,025,000
-------------------------------------------------------------------
    600,000 Lincare Holdings, Inc.(a)                    14,925,000
-------------------------------------------------------------------
    750,000 Vencor, Inc.(a)                              20,812,500
-------------------------------------------------------------------
                                                        162,576,563
-------------------------------------------------------------------

            OFFICE AUTOMATION - 0.96%

    350,000 Xerox Corp.                                  45,412,500
-------------------------------------------------------------------

            OFFICE PRODUCTS - 0.65%

    400,000 Avery Dennison Corp.                         17,900,000
-------------------------------------------------------------------
    350,000 Reynolds & Reynolds Co.                      12,468,750
-------------------------------------------------------------------
                                                         30,368,750
-------------------------------------------------------------------

            OIL EQUIPMENT & SUPPLIES - 0.13%

    148,300 Halliburton Co.                               6,154,450
-------------------------------------------------------------------

            PAPER & FOREST PRODUCTS - 0.60%

    225,000 Champion International Corp.                 12,037,500
-------------------------------------------------------------------
    279,800 Mead Corp. (The)                             16,123,475
-------------------------------------------------------------------
                                                         28,160,975
-------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                              MARKET VALUE


            PUBLISHING - 0.20%

    235,500 Harcourt General, Inc.                  $    9,331,688
------------------------------------------------------------------

            RESTAURANTS - 0.27%

    400,000 Outback Steakhouse Inc.(a)                  12,550,000
------------------------------------------------------------------

            RETAIL (FOOD & DRUG) - 2.05%

  1,000,000 Hannaford Bros. Co.                         26,125,000
------------------------------------------------------------------
    805,700 Kroger Co.(a)                               26,890,238
------------------------------------------------------------------
    900,000 Safeway Inc.(a)                             42,525,000
------------------------------------------------------------------
                                                        95,540,238
------------------------------------------------------------------

            RETAIL (STORES) - 3.99%

    637,300 AutoZone, Inc.(a)                           15,773,175
------------------------------------------------------------------
  1,000,000 Circuit City Stores, Inc.                   33,375,000
------------------------------------------------------------------
  1,500,000 Consolidated Stores Corp.(a)                34,687,500
------------------------------------------------------------------
    625,000 Gap Inc.                                    24,609,375
------------------------------------------------------------------
  1,500,000 Intimate Brands, Inc.(a)                    25,125,000
------------------------------------------------------------------
    393,750 Staples, Inc.(a)                            10,483,594
------------------------------------------------------------------
    261,200 Tandy Corp.                                 12,896,750
------------------------------------------------------------------
    648,800 Viking Office Products Inc.(a)              28,871,600
------------------------------------------------------------------
                                                       185,821,994
------------------------------------------------------------------

            SCIENTIFIC INSTRUMENTS - 1.10%

  1,000,000 Varian Associates, Inc.                     51,375,000
------------------------------------------------------------------

            SEMICONDUCTORS - 12.94%

  1,000,000 Analog Devices, Inc.(a)                     36,125,000
------------------------------------------------------------------
  2,000,000 Applied Materials, Inc.(a)                 100,250,000
------------------------------------------------------------------
    508,700 Atmel Corp.(a)                              15,896,875
------------------------------------------------------------------
    250,000 Cirrus Logic, Inc.(a)                       10,531,250
------------------------------------------------------------------
    600,000 Cypress Semiconductor Corp.(a)              21,150,000
------------------------------------------------------------------
  1,000,000 Integrated Device Technology, Inc.(a)       19,000,000
------------------------------------------------------------------
    150,000 Intel Corp.                                 10,481,250
------------------------------------------------------------------
    651,000 KLA Instruments Corp.(a)                    27,830,250
------------------------------------------------------------------
    900,000 LAM Research Corp.(a)                       54,787,500
------------------------------------------------------------------
    450,000 Linear Technology Corp.                     19,687,500
------------------------------------------------------------------
    300,000 LSI Logic Corp.(a)                          14,137,500
------------------------------------------------------------------
  1,200,000 Micron Technology Inc.                      84,750,000
------------------------------------------------------------------
    175,000 Motorola, Inc.                              11,484,375
------------------------------------------------------------------
    400,000 National Semiconductor Corp.(a)              9,750,000
------------------------------------------------------------------
    250,000 Novellus Systems, Inc.(a)                   17,218,750
------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                         MARKET VALUE

               Semiconductors - (continued)

       718,300 Solectron Corp.(a)                              $   28,911,575
-----------------------------------------------------------------------------
     1,000,000 Texas Instruments Inc.                              68,250,000
-----------------------------------------------------------------------------
       700,000 Vishay Intertechnology, Inc.(a)                     24,675,000
-----------------------------------------------------------------------------
       500,000 VLSI Technology Inc.(a)                             11,750,000
-----------------------------------------------------------------------------
       350,000 Xilinx, Inc.(a)                                     16,100,000
-----------------------------------------------------------------------------
                                                                  602,766,825
-----------------------------------------------------------------------------

               SHOES & RELATED APPAREL - 0.61%

       500,000 NIKE, Inc. - Class B                                28,375,000
-----------------------------------------------------------------------------

               TELECOMMUNICATIONS - 1.41%

       800,000 AT&T Corp.                                          51,200,000
-----------------------------------------------------------------------------
       429,000 Tellabs, Inc.(a)                                    14,586,000
-----------------------------------------------------------------------------
                                                                   65,786,000
-----------------------------------------------------------------------------

               TOBACCO - 1.99%

     1,100,000 Philip Morris Companies, Inc.                       92,950,000
-----------------------------------------------------------------------------

               TRANSPORTATION - MISCELLANEOUS - 0.25%

       390,200 Stolt Nielsen S.A.                                  11,706,000
-----------------------------------------------------------------------------
                 Total Domestic Common Stocks                   3,839,832,568
-----------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT

               CONVERTIBLE CORPORATE BONDS - 1.65%

               COMPUTER SOFTWARE/SERVICES - 0.18%

   $ 9,580,000 SoftKey International Inc., Conv. Sr. Notes,
                5.50%, 11/01/00(b)
                (acquired 10/17/95; cost $9,580,000)                8,095,100
-----------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS - 0.44%

    15,215,000 Altera Corp., Conv. Sub. Notes, 5.75%,
                06/15/02(b)
                (acquired 7/27/95-10/17/95; cost
                $20,134,139)                                       20,502,213
-----------------------------------------------------------------------------

               OFFICE AUTOMATION - 0.55%

    19,500,000 Danka Business Systems PLC, Conv. Yankee Sub.
                Notes, 6.75%, 04/01/02(b)
                (acquired 10/26/95; cost $24,960,000)              25,740,000
-----------------------------------------------------------------------------

               RETAIL STORES - 0.48%

    34,400,000 Office Depot Inc., Liquid Yield Option Notes,
                4.00%, 11/01/08(c)                                 22,532,000
-----------------------------------------------------------------------------
                 Total Convertible Corporate Bonds                 76,869,313
-----------------------------------------------------------------------------

 SHARES

               CONVERTIBLE PREFERRED STOCKS - 0.22%

               FINANCE (CONSUMER CREDIT) - 0.22%

       165,000 SunAmerica Inc. - Series E, $3.10 Conv. Pfd.        10,230,000
-----------------------------------------------------------------------------
                 Total Convertible Preferred Stocks                10,230,000
-----------------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                         MARKET VALUE

            FOREIGN STOCKS & OTHER EQUITY INTERESTS - 10.98%

            AUSTRALIA - 0.36%

  1,255,832 Broken Hill Proprietary Co. Ltd. (Conglomerates)   $   17,008,450
-----------------------------------------------------------------------------

            CANADA - 0.54%

    694,900 Northern Telecom Ltd. (Telecommunications)             25,016,400
-----------------------------------------------------------------------------

            DENMARK - 0.28%

    290,000 Danisco A/S (Food Processing)                          13,215,593
-----------------------------------------------------------------------------

            FINLAND - 0.55%

    400,000 Nokia Corp. - ADR (Telecommunications)                 22,300,000
-----------------------------------------------------------------------------
     55,450 Nokia Corp. (Telecommunications)                        3,172,226
-----------------------------------------------------------------------------
                                                                   25,472,226
-----------------------------------------------------------------------------

            FRANCE - 0.28%

     65,500 LVMH Moet Hennessy Louis Vuitton (Beverages)           13,032,760
-----------------------------------------------------------------------------

            GERMANY - 0.35%

     30,400 Mannesmann A.G. (Machinery - Miscellaneous)            10,005,889
-----------------------------------------------------------------------------
    158,000 Veba A.G. (Electric Services)                           6,486,800
-----------------------------------------------------------------------------
                                                                   16,492,689
-----------------------------------------------------------------------------

            HONG KONG - 1.05%

    820,000 HSBC Holdings PLC (Banking)                            11,931,399
-----------------------------------------------------------------------------
  3,077,000 Hutchison Whampoa Ltd. (Conglomerates)                 16,953,208
-----------------------------------------------------------------------------
  2,505,000 Sun Hung Kai Properties Ltd. (Real Estate)             20,006,434
-----------------------------------------------------------------------------
                                                                   48,891,041
-----------------------------------------------------------------------------

            ISRAEL - 0.53%

    625,000 Teva Pharmaceutical Industries Ltd. - ADR
             (Medical - Drugs)                                     24,531,250
-----------------------------------------------------------------------------
            ITALY - 0.35%

    167,000 Fila Holding S.p.A. - ADR (Retail Stores)               7,201,875
-----------------------------------------------------------------------------
  2,919,000 Telecom Italia Mobile S.p.A.(a)
             (Telecommunications)                                   4,909,560
-----------------------------------------------------------------------------
  2,919,000 Telecom Italia S.p.A. (Telecommunications)              4,471,893
-----------------------------------------------------------------------------
                                                                   16,583,328
-----------------------------------------------------------------------------

            MALAYSIA - 0.58%

  2,149,000 Malayan Banking Berhad (Banking)                       17,337,465
-----------------------------------------------------------------------------
  1,600,000 United Engineers (Building Materials)                   9,948,839
-----------------------------------------------------------------------------
                                                                   27,286,304
-----------------------------------------------------------------------------

            NETHERLANDS - 0.79%

    550,000 Elsag Bailey Process Automation N.V. - ADR(a)
             (Electronic Components/Miscellaneous)                 14,987,500
-----------------------------------------------------------------------------
    276,100 Philips Electronics N.V. - New York Shares - ADR
             (Electronics)                                         10,664,363
-----------------------------------------------------------------------------
    120,000 Wolters Kluwer N.V. (Publishing)                       10,921,536
-----------------------------------------------------------------------------
                                                                   36,573,399
-----------------------------------------------------------------------------

                              W E I N G A R T E N

 SHARES                                                           MARKET VALUE

             NEW ZEALAND - 0.22%

   2,500,000 Telecom Corp. of New Zealand (Telecommunications)   $   10,380,222
-------------------------------------------------------------------------------

             SINGAPORE - 0.20%

   1,513,000 City Developments Ltd. (Real Estate)                     9,369,249
-------------------------------------------------------------------------------

             SWEDEN - 3.62%

     250,000 ASEA AB-B Shares (Conglomerates)                        24,658,916
-------------------------------------------------------------------------------
     712,200 ASTRA AB-A Shares (Medical - Drugs)                     26,168,840
-------------------------------------------------------------------------------
     625,000 ASTRA AB-B Shares (Medical - Drugs)                     22,588,320
-------------------------------------------------------------------------------
     958,900 Pharmacia AB-A Shares (Medical -  Drugs)                33,356,308
-------------------------------------------------------------------------------
     719,100 Pharmacia Aktiebolaget SP - ADR (Medical - Drugs)       25,168,500
-------------------------------------------------------------------------------
     490,000 Skandia Forsakrings (Insurance - Multi-Line
              Property)                                              12,433,364
-------------------------------------------------------------------------------
   1,141,976 Telefonaktiebolaget L.M.Ericsson - ADR
              (Telecommunications)                                   24,391,922
-------------------------------------------------------------------------------
                                                                    168,766,170
-------------------------------------------------------------------------------

             SWITZERLAND - 0.71%

       6,500 BBC Brown Boveri Ltd. (Conglomerates)                    7,540,298
-------------------------------------------------------------------------------
      29,200 Ciba-Geigy Ltd. (Medical - Drugs)                       25,282,833
-------------------------------------------------------------------------------
                                                                     32,823,131
-------------------------------------------------------------------------------

             UNITED KINGDOM - 0.57%

     190,300 Danka Business Systems PLC - ADR (Office
              Automation)                                             6,375,050
-------------------------------------------------------------------------------
   1,000,000 Granada Group PLC (Leisure & Recreation)                10,679,841
-------------------------------------------------------------------------------
     410,000 Thorn EMI PLC (Leisure & Recreation)                     9,548,300
-------------------------------------------------------------------------------
                                                                     26,603,191
-------------------------------------------------------------------------------
               Total Foreign Stocks & Other Equity Interests        512,045,403
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT

             REPURCHASE AGREEMENT - 0.03%(d)

 $ 1,274,793 Daiwa Securities America Inc., 5.90%, 11/01/95(e)        1,274,793
-------------------------------------------------------------------------------
               Total Repurchase Agreement                             1,274,793
-------------------------------------------------------------------------------

             TIME DEPOSIT - 4.40%

 205,000,000 Cayman Time Deposit, 5.75%, 11/01/95                   205,000,000
-------------------------------------------------------------------------------
               Total Time Deposit                                   205,000,000
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.66%                           4,645,252,077
-------------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - 0.34%                   16,046,672
-------------------------------------------------------------------------------
             NET ASSETS - 100.00%                                $4,661,298,749
===============================================================================

                              W E I N G A R T E N

Abbreviations:
ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of the securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1995 was $54,337,313 which represented 1.17% of the net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the Investment advisor.
(e) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury Notes, 8.375%
    due 08/15/08.




See Notes to Financial Statements.

                              W E I N G A R T E N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $3,692,990,886)         $4,645,252,077
-------------------------------------------------------------------------
Foreign currencies, at market value (cost $19,248,298)         18,855,785
-------------------------------------------------------------------------
Receivables for:
  Investments sold                                             81,804,922
-------------------------------------------------------------------------
  Capital stock sold                                            7,671,955
-------------------------------------------------------------------------
  Dividends and interest                                        2,040,054
-------------------------------------------------------------------------
Investment for deferred compensation plan                          59,337
-------------------------------------------------------------------------
Other assets                                                      111,757
-------------------------------------------------------------------------
    Total assets                                            4,755,795,887
-------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                        79,969,614
-------------------------------------------------------------------------
  Capital stock reacquired                                      8,329,522
-------------------------------------------------------------------------
  Deferred compensation                                            59,337
-------------------------------------------------------------------------
  Options repurchased                                             467,407
-------------------------------------------------------------------------
Accrued advisory fees                                           2,411,107
-------------------------------------------------------------------------
Accrued administrative service fees                                33,042
-------------------------------------------------------------------------
Accrued distribution fees                                       1,766,732
-------------------------------------------------------------------------
Accrued transfer agent fees                                       474,454
-------------------------------------------------------------------------
Accrued operating expenses                                        985,923
-------------------------------------------------------------------------
    Total liabilities                                          94,497,138
-------------------------------------------------------------------------
Net assets applicable to shares outstanding                $4,661,298,749
=========================================================================

NET ASSETS:

Class A                                                    $4,564,729,631
=========================================================================
Class B                                                    $   42,237,610
=========================================================================
Institutional Class                                        $   54,331,508
=========================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                  750,000,000
-------------------------------------------------------------------------
  Outstanding                                                 224,564,125
=========================================================================
Class B:
  Authorized                                                  750,000,000
-------------------------------------------------------------------------
  Outstanding                                                   2,082,509
=========================================================================
Institutional Class:
  Authorized                                                  200,000,000
-------------------------------------------------------------------------
  Outstanding                                                   2,652,632
=========================================================================

CLASS A:

  Net asset value and redemption price per share                   $20.33
=========================================================================
  Offering price per share:
    (Net asset value of $20.33 divided by 94.50%)                  $21.51
=========================================================================

CLASS B:

  Net asset value and offering price per share                     $20.28
=========================================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption price per share         $20.48
=========================================================================

See Notes to Financial Statements.

                              W E I N G A R T E N

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $693,812 foreign withholding tax)      $   38,215,389
------------------------------------------------------------------------
Interest                                                      8,498,626
------------------------------------------------------------------------
    Total investment income                                  46,714,015
------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                26,291,625
------------------------------------------------------------------------
Administrative service fees                                     182,595
------------------------------------------------------------------------
Custodian fees                                                  871,313
------------------------------------------------------------------------
Directors' fees                                                  42,436
------------------------------------------------------------------------
Distribution fees-Class A                                    12,217,290
------------------------------------------------------------------------
Distribution fees-Class B                                        68,621
------------------------------------------------------------------------
Transfer agent fees-Class A                                   7,784,636
------------------------------------------------------------------------
Transfer agent fees-Class B                                      15,054
------------------------------------------------------------------------
Transfer agent fees-Institutional Class                           2,913
------------------------------------------------------------------------
Other                                                         1,340,482
------------------------------------------------------------------------
    Total expenses                                           48,816,965
------------------------------------------------------------------------
Less fees waived by advisor                                    (843,494)
------------------------------------------------------------------------
    Net expenses                                             47,973,471
------------------------------------------------------------------------
Net investment income (loss)                                 (1,259,456)
------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTIONS
 CONTRACTS:

Net realized gain on sales of:
  Investment securities                                     610,490,585
------------------------------------------------------------------------
  Foreign currencies                                            966,904
------------------------------------------------------------------------
  Futures contracts                                           6,404,690
------------------------------------------------------------------------
  Options contracts                                           2,779,330
------------------------------------------------------------------------
                                                            620,641,509
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                                     416,011,617
------------------------------------------------------------------------
  Foreign currencies                                           (751,970)
------------------------------------------------------------------------
  Futures contracts                                          (4,057,387)
------------------------------------------------------------------------
                                                            411,202,260
------------------------------------------------------------------------
  Net gain on investment securities, foreign currencies,
   futures and options contracts                          1,031,843,769
------------------------------------------------------------------------
Net increase in net assets resulting from operations     $1,030,584,313
========================================================================


See Notes to Financial Statements.

                              W E I N G A R T E N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                    1995            1994
OPERATIONS:

  Net investment income (loss)                 $   (1,259,456) $    18,228,044
-------------------------------------------------------------------------------
  Net realized gain on sales of investment
   securities, foreign currencies, futures
   and options contracts                          620,641,509      387,037,586
-------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)
   of investment securities, foreign
   currencies, and futures contracts              411,202,260     (259,837,784)
-------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                 1,030,584,313      145,427,846
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income:
  Class A                                         (14,842,521)     (29,907,523)
-------------------------------------------------------------------------------
  Class B                                                 --               --
-------------------------------------------------------------------------------
  Institutional Class                                (290,923)        (363,799)
-------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains on investment securities:
  Class A                                        (387,332,253)     (89,314,780)
-------------------------------------------------------------------------------
  Class B                                                 --               --
-------------------------------------------------------------------------------
  Institutional Class                              (4,072,920)        (724,291)
-------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                             204,025      (10,126,574)
-------------------------------------------------------------------------------
  Class B                                             297,921              --
-------------------------------------------------------------------------------
  Institutional Class                                  71,195            1,640
-------------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (17,628,236)  (1,048,548,626)
-------------------------------------------------------------------------------
  Class B                                          41,458,876              --
-------------------------------------------------------------------------------
  Institutional Class                               6,504,480           96,085
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets         654,953,957   (1,033,460,022)
-------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                           4,006,344,792    5,039,804,814
-------------------------------------------------------------------------------
  End of period                                $4,661,298,749  $ 4,006,344,792
===============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)   $3,070,552,699  $ 3,040,217,579
-------------------------------------------------------------------------------
  Undistributed net investment income              25,028,873       40,848,632
-------------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investment securities, foreign currencies,
   futures and options contracts                  613,833,040      384,596,704
-------------------------------------------------------------------------------
  Unrealized appreciation of investment
   securities, foreign currencies, and
   futures contracts                              951,884,137      540,681,877
-------------------------------------------------------------------------------
                                               $4,661,298,749  $ 4,006,344,792
===============================================================================


See Notes to Financial Statements.

                              W E I N G A R T E N

NOTES TO FINANCIAL STATEMENTS

October 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds,
Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios:
AIM Weingarten Fund, AIM Charter Fund, AIM Constellation Fund and AIM
Aggressive Growth Fund. The Fund currently offers three different classes of shares: the Class A shares (formerly "Retail Shares"), Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.
   Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for

                              W E I N G A R T E N
   capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
F. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
G. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
I. Equalization - The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1995, AIM waived fees of $843,494. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM. These agreements require AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $182,595 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1995, AFS was reimbursed $4,016,831 for such services.
 During the year ended October 31, 1995, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $1,260 for shareholder and transfer agency services with respect to the Institutional Class. Effective July 1, 1995, AIFS became the exclusive transfer agent for the Institutional Class of the Fund.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995 for the Class A shares and the period June 26, 1995 (date sales commenced) through October 31, 1995 for the Class B shares, the Class A shares and the Class B shares paid AIM Distributors $12,217,290 and $68,621, respectively, as compensation under the Plans.
 AIM Distributors received commissions of $1,767,515 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
 During the year ended October 31, 1995, the Fund paid legal fees of $13,238 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

                              W E I N G A R T E N

NOTE 3 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1995 was $5,516,271,702 and $5,871,965,081, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities    $980,791,723
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (39,012,965)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $941,778,758
===========================================================================

Cost of investments for tax purposes is $3,703,473,319.

NOTE 4 - DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund has a $68,400,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 6 - OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1995 are summarized as follows:

                     OPTION CONTRACTS
                   ---------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   --------- -----------
Beginning of year        --           --
-----------------------------------------
Written              29,413  $ 6,668,627
-----------------------------------------
Closed              (11,309)  (3,032,287)
-----------------------------------------
Exercised            (4,833)    (887,684)
-----------------------------------------
Expired             (13,271)  (2,748,656)
-----------------------------------------
End of year             --   $       --
=========================================

NOTE 7 - CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1995 and 1994 were as follows:

                                    1995                         1994
                          --------------------------  ----------------------------
                            SHARES        AMOUNT        SHARES         AMOUNT
                          -----------  -------------  -----------  ---------------
Sold:
  Class A                  32,034,901  $ 559,325,258   22,715,102  $   385,995,119
-----------------------------------------------------------------------------------
  Class B*                  2,180,033     43,415,613          --               --
-----------------------------------------------------------------------------------
  Institutional Class         559,557     10,092,219      466,667        7,928,748
-----------------------------------------------------------------------------------
Issued as a reinvestment
 of dividends:
  Class A                  24,460,017    361,036,594    4,979,521       84,004,521
-----------------------------------------------------------------------------------
  Class B*                        --             --           --               --
-----------------------------------------------------------------------------------
  Institutional Class         199,304      2,950,819       42,665          721,040
-----------------------------------------------------------------------------------
Reacquired:
  Class A                 (54,445,065)  (937,990,088) (88,892,319)  (1,518,548,266)
-----------------------------------------------------------------------------------
  Class B*                    (97,524)    (1,956,737)         --               --
-----------------------------------------------------------------------------------
  Institutional Class        (363,327)    (6,538,558)    (503,154)      (8,553,703)
-----------------------------------------------------------------------------------
                            4,527,896  $  30,335,120  (61,191,518) $(1,048,452,541)
===================================================================================

*Class B shares commenced sales on June 26, 1995.

                              W E I N G A R T E N

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share outstanding of the Institutional Class during each of the years in the four-year period ended October 31, 1995 and the period October 8, 1991 (date operations commenced) through October 31, 1991.


                              1995        1994     1993     1992     1991
                             -------     -------  -------  -------  ------
Net asset value, beginning
 of period                   $ 17.94     $ 17.69  $ 16.73  $ 15.77  $15.15
---------------------------  -------     -------  -------  -------  ------
Income from investment
 operations:
 Net investment income          0.10        0.17     0.16     0.14    0.01
---------------------------  -------     -------  -------  -------  ------
 Net gains (losses) on
  securities (both realized
  and unrealized)               4.35        0.58     0.93     0.99    0.61
---------------------------  -------     -------  -------  -------  ------
  Total from investment
   operations                   4.45        0.75     1.09     1.13    0.62
---------------------------  -------     -------  -------  -------  ------
Less distributions:
 Dividends from net
  investment income            (0.13)      (0.17)   (0.13)   (0.08)     --
---------------------------  -------     -------  -------  -------  ------
 Distributions from net
  realized capital gains       (1.78)      (0.33)      --    (0.09)     --
---------------------------  -------     -------  -------  -------  ------
  Total distributions          (1.91)      (0.50)   (0.13)   (0.17)     --
---------------------------  -------     -------  -------  -------  ------
Net asset value, end of
 period                      $ 20.48     $ 17.94  $ 17.69  $ 16.73  $15.77
===========================  =======     =======  =======  =======  ======
Total return(a)                28.69%       4.37%    6.53%    7.16%   4.09%
===========================  =======     =======  =======  =======  ======
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)              $54,332     $40,486  $39,821  $16,519  $3,926
===========================  =======     =======  =======  =======  ======
Ratio of expense to average
 net assets                     0.70%(b)    0.65%    0.78%    0.82%   0.90%(c)
===========================  =======     =======  =======  =======  ======
Ratio of net investment
 income to average net
 assets                         0.45%(b)    1.00%    0.97%    0.91%   1.00%(c)
===========================  =======     =======  =======  =======  ======
Portfolio turnover rate          139%        136%     109%      37%     46%
===========================  =======     =======  =======  =======  ======
Borrowings for the period:
Amount of debt outstanding
 at end of period (000s
 omitted)                         --          --       --       --      --
===========================  =======     =======  =======  =======  ======
Average amount of debt
 outstanding during the
 period (000s omitted)(d)    $     6          --       --       --      --
===========================  =======     =======  =======  =======  ======
Average number of shares
 outstanding during the
 period (000s omitted)(d)      2,526       2,256    1,826      707     249
===========================  =======     =======  =======  =======  ======
Average amount of debt per
 share during the period     $0.0024          --       --       --      --
===========================  =======     =======  =======  =======  ======

(a) For periods less than one year, total return is not annualized.
(b) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees were 0.72% and 0.43%, respectively. Ratios are based on average net assets of $45,368,533.
(c) Annualized.
(d) Averages computed on a daily basis.

                              W E I N G A R T E N

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Weingarten Fund:

We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the seven year period then ended, the ten months ended October 31, 1988, and the two year period ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven year period then ended, the ten months ended October 31, 1988, and the two year period ended December 31, 1987, in conformity with generally accepted accounting principles.


                               KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                              W E I N G A R T E N


                                                                                       Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                   OFFICE OF THE FUND
                                                                                       11 Greenway Plaza
Charles T. Bauer                            Charles T. Bauer                           Suite 1919
Chairman and Chief Executive Officer        Chairman                                   Houston, TX 77046
A I M Management Group Inc.
                                            Robert H. Graham                           INVESTMENT ADVISOR
Bruce L. Crockett                           President                                  A I M Advisors, Inc.
Director, President, and Chief                                                         11 Greenway Plaza
Executive Officer                           John J. Arthur                             Suite 1919
COMSAT Corporation                          Senior Vice President and Treasurer        Houston, TX 77046

Owen Daly II                                Gary T. Crum                               TRANSFER AGENT
Director                                    Senior Vice President                      A I M Institutional Fund
Cortland Trust Inc.                                                                    Services, Inc.
                                            Jonathan C. Schoolar                       11 Greenway Plaza
Carl Frischling                             Senior Vice President                      Suite 1919                            .
Partner                                                                                Houston, TX 77046
Kramer, Levin, Naftalis, Nessen,            Carol F. Relihan
Kamin & Frankel                             Vice President and Secretary               CUSTODIAN
                                                                                       State Street Bank and Trust
Robert H. Graham                            Melville B. Cox                            Company
President                                   Vice President                             225 Franklin Street
A I M Management Group Inc.                                                            Boston, MA 02110
                                            Dana R. Sutton
John F. Kroeger                             Vice President and Assistant Treasurer     COUNSEL TO THE FUND
Formerly, Consultant                                                                   Ballard Spahr
Wendell & Stockel Associates, Inc.          P. Michelle Grace                          Andrews & Ingersoll
                                            Assistant Secretary                        1735 Market Street
Lewis F. Pennock                                                                       Philadelphia, PA 19103
Attorney                                    Nancy L. Martin
                                            Assistant Secretary                        COUNSEL TO THE DIRECTORS
Ian W. Robinson                                                                        Kramer, Levin, Naftalis,
Consultant; Former Executive                Ofelia M. Mayo                             Nessen, Kamin & Frankel
Vice President and                          Assistant Secretary                        919 Third Avenue
Chief Financial Officer                                                                New York, NY 10022
Bell Atlantic Management                    Kathleen J. Pflueger
Services, Inc.                              Assistant Secretary                        DISTRIBUTOR
                                                                                       Fund Management Company
Louis S. Sklar                              Samuel D. Sirko                            P.O. Box 4333
Executive Vice President                    Assistant Secretary                        Houston, TX 77210-4333
Hines Interests
Limited Partnership                         Stephen I. Winer                           AUDITORS
                                            Assistant Secretary                        KPMG Peat Marwick LLP
                                                                                       700 Louisiana
                                            Mary J. Benson                             NationsBank Bldg.
                                            Assistant Treasurer                        Houston, TX 77002




REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Institutional Class paid ordinary dividends in the amount of $0.127 per share during its tax year ended October 31, 1995. Of this amount 99% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.778 per share during its tax year ended October 31, 1995.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                              W E I N G A R T E N

                      This page intentionally left blank.

                      This page intentionally left blank.

                                                     ---------------------
[LOGO APPEARS HERE]                                        BULK RATE
                                                         U.S. POSTAGE
Fund Management Company                                      PAID
11 Greenway Plaza, Suite 1919                             Houston, TX
Houston, Texas 77046-1188                               Permit No. 1919
                                                     ---------------------